UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Item 1. Report to Stockholders.

Quarterly Report | May 31, 2019

2019 2nd Quarter Report
Closed-End Funds

## Midstream focused

**Tortoise**
Energy Infrastructure Corp.
(NYSE: TYG)

**Tortoise**
Midstream Energy Fund, Inc.
(NYSE: NTG)

**Tortoise**
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

## Upstream focused

**Tortoise**
Energy Independence Fund, Inc.
(NYSE: NDP)

## Energy value chain

**Tortoise**
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

## Multi strategy focused

**Tortoise**
Essential Assets Income Term Fund
(NYSE: TEAF)

**www.tortoiseadvisors.com**

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2019 2nd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Table of contents

Letter to Stockholders		2	TPZ:	Fund Focus	17
TYG:	Fund Focus	5	TEAF:	Fund Focus	20
NTG:	Fund Focus	8	Financial Statements		24
TTP:	Fund Focus	11	Notes to Financial Statements		60
NDP:	Fund Focus	14	Additional Information		78

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2019 2nd Quarter Report | May 31, 2019

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,152.7
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,521.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$225.6
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$129.3
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$196.5
Tortoise Essential Assets Income Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$293.6

[1]	As of 6/30/2019
[2]	As of 5/31/2019

(unaudited)

Tortoise	1

Tortoise
Second quarter 2019 report to closed-end fund stockholders

Dear stockholders,

For 17 years, you have known us as a market leader and pioneer in energy investing. We have offered energy closed-end funds that help fund the extensive U.S. energy infrastructure network that is indispensable to our economy and society while delivering predictable cash flows that have benefitted our stockholders.

More recently, we have broadened our focus to other essential assets that we believe share those same characteristics. We define essential assets as energy infrastructure, that heats and powers homes and businesses, sustainable infrastructure, that lays the foundation for cleaner energy and social infrastructure, that educates children and provides affordable housing and care for seniors. We have a deep conviction that the essential nature of these assets make them particularly relevant in any market environment and fill an investment void where capital imbalance or structural constraints exist. These investments are also making a positive social and economic impact in our communities. Over the last few years, a key part of setting course with our essential assets strategy has been to add experienced investment professionals to our team, deepen and add adjacent capabilities across both essential assets and capital structures.

On March 27, 2019, we launched Tortoise Essential Assets Income Term Fund (NYSE: TEAF), a representation of this evolution. The fund draws on our expertise across essential assets and provides a vehicle for owning a unique portfolio of both public securities and uncorrelated direct investments in energy infrastructure, sustainable infrastructure and social infrastructure in a fund that offers daily liquidity on the NYSE and a daily NAV.

We hope you enjoy this second quarter report, introducing our essential assets strategy and TEAF, our newest closed end fund.

Energy infrastructure

The broader energy sector, as represented by the S&P Energy Select Sector® Index, fell considerably during the second fiscal quarter ending May 31, 2019, returning -9.1%, bringing fiscal year to date performance to -9.5%.

Upstream

The downward trend in upstream performance during the second fiscal quarter mirrored the decline in crude oil prices with poor market sentiment, driven by recessionary fears, building Organisation for Economic Co-operation and Development (OECD) inventories, and downward revisions to demand growth estimates, overwhelming elevated geopolitical risk considerations and mounting worldwide supply outages. The Tortoise North American Oil and Gas Producers IndexSM returned -8.2%, bringing fiscal year to date performance to -11.3%. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal quarter at the low price of $53.50 after beginning the fiscal quarter on Mar. 1, 2019 at $57.22 and peaking at $66.40 in mid-April.

2019 U.S. production is expected to be back-half weighted with numerous Permian pipeline projects to the Gulf Coast coming online in the latter part of the year and is projected to average 12.4 MMbbl/d in 2019 and 13.3 MMbbl/d in 20201. The continued growth in production is predicted to transform the U.S. into a net exporter of oil and petroleum products by the end of 2020, according to the U.S. Energy Information Administration.

Natural gas prices remained under pressure during the second fiscal quarter, opening the period at $2.81 per million British thermal units (MMBtu) before closing the quarter at $2.59. Prices peaked at $4.25 on March 4, 2019 and troughed at $2.53 on April 23, 2019. Moderating demand due to mild weather resulted in an elevated pace of inventory builds. With natural gas production expected to grow again and average 90.1 billion cubic feet per day (bcf/d) in 2019 and 92.9 bcf/d in 20202, we believe production may be poised to outgrow domestic demand and LNG export needs, with prices likely to remain pressured in the medium term as a result. The U.S. became a net exporter of natural gas in 2017, the trend continued in 2018, and with more LNG liquefaction additions this year and next, net exports are set to increase.

Midstream

Performance in the midstream sector deviated from broader energy as represented by the Tortoise North American Pipeline IndexSM return of 1.5% and the Tortoise MLP Index® return of 1.6% for the second fiscal quarter, bringing fiscal year to date performance to 8.3% and 4.9%, respectively. Divergence in performance from the overall energy market highlighted strong midstream fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend.

Private equity interest in midstream continues to be an evolving theme emphasizing the strategic value and attractive valuation of midstream assets. IFM Investors, an Australian global institutional funds manager, announced plans to acquire Buckeye Partners in an all-cash transaction at a 27.5% premium to the prior day’s closing price. The transaction, valued at an approximate 12x cash flow multiple, illustrates the higher valuations private equity is ascribing to energy infrastructure companies when compared to public investors.

(unaudited)

2	Tortoise

2019 2nd Quarter Report | May 31, 2019

Looking forward, in large part due to greater need to debottleneck other productive basins and to export crude oil and natural gas, the organic growth opportunity for midstream companies is healthy. Our outlook for capital investments remains at approximately $130 billion for 2019 to 2021 in MLPs, pipelines and related organic projects.

Capital markets activity remained slow during the second fiscal quarter with MLPs and other pipeline companies raising approximately $9.1 billion in total capital, with most of the issuance in debt. Rattler Midstream LP raised $665 million in their initial public offering. Merger and acquisition activity among MLPs and other pipeline companies remained light save for MPLX LP acquiring Andeavor Logistics LP for $13.5 billion, with $16.7 billion total for the fiscal quarter.

Downstream

After a tumultuous start to the year marked by numerous, heavy planned and unplanned refinery outages, squeezed heavy crude oil supply due to sanctions on Iran and Venezuela, and refined products demand concerns tied to the U.S. and China trade war, refiner performance suffered during the second fiscal quarter. With the upcoming International Maritime Organization’s (IMO) Jan. 1, 2020 sulfur reduction regulations on the shipping industry, a large upheaval in the global refining industry is quickly approaching. U.S. refiners are well positioned to take advantage of higher distillate pricing and more heavily discounted medium-heavy sour crudes, thanks in large part to their more complex nature and ability to use a wide range of crude feed-stocks. As a result, refiner performance is expected to improve in the second half of the year. New petrochemical facilities are due to come online later in the year, which should improve NGL prices.

Sustainable infrastructure

Solar

The U.S. solar industry continues to experience high growth from a low starting point. In 2018, solar contributed a modest 2.3% of electricity generation1. According to Wood Mackenzie, this will continue to grow in 2019 as an expected 13 gigawatts (GWs) are installed, representing 25% year-over-year growth and the second highest annual installations on record. By geography, Florida, California, and Nevada installed the most solar in Q1 2019. As solar penetration continues to grow, we expect a growing amount of solar projects to include a storage component. As an example, in June 2019, NV Energy announced plans to install 1,200 megawatts (MWs) of solar and 590 MWs of battery storage by the end of 2023, representing enough power to supply a city the size of Newark, NJ3. Over the long-term, storage remains a critical component to enabling higher levels of renewable penetration.

Wind

Wind installations totaled 841 MW in the first calendar quarter of 2019 reaching a total installed capacity of 97,223 MW with an additional 39,161 MW of capacity currently under construction or in advanced development3. Projects continue to largely be located in the wind corridor that spans across the central U.S. with new projects being commission on both coasts enabled by declining unsubsidized costs that have fallen 69% since 2009. Wind supplied 6.5% of US electricity in 2018 and is forecasted to continue to grow its market share of the generation mix4. New to the U.S. are goals set in Massachusetts, New Jersey, New York, and Virginia that target a combined 17,000 MW of offshore wind by 2030 with developers expecting 2,000 MW of offshore projects will be online by 2023.

Social infrastructure

Education

The tax-exempt public bond market for charter school facilities has been very robust in the first two quarters of 2019 with approximately $750 million of new issuance to date, which includes the $33.9 million MaST III offering (Philadelphia) which Tortoise purchased as the sole investor. Tortoise also closed an $18.4 million transaction for Athenian Academy in Lee County, Florida. The public market tends to be very heavily weighted to the second half of the year, so we expect approximately $2.5 billion in new issuance for 2019. Less than 10% of charter schools have ever accessed the public bond market, as such, we believe the demand for single investor/private placement tax-exempt facility debt to be at least twice this size with less than $1 billion in available capital to support it. Tortoise continues to see a plethora of opportunity and currently has another $50 million plus in executed term sheets.

Healthcare

Senior housing occupancy rate for independent and assisted living combined was largely unchanged at 88%. Specifically, assisted living occupancy levels remain historically low and was up only 30 basis points from the all-time low reported in the second quarter of 2018, but still above breakeven for many projects. Additionally, significant market supply and demand variation persists, while units under construction continue to trend downward.

(unaudited)

Tortoise	3

Project Finance

Demand for energy-related projects within the project finance sector remains strong as efforts continue to de-carbonize power generation and fuel production throughout the U.S. The combination of federal, state and local legislation provides foundational support. For example, the 2015 overhaul of the federal USDA Section 9003 Biorefinery program has prompted large increases in applications for new projects that produce clean-burning electricity or biofuels which help meet state mandates for Renewable Portfolio Standards, Low Carbon Fuel Standards (LCFS), and Alternative Fuel Standards. At the local level, a group of four counties in the State of Washington is moving forward with a regional LCFS plan after a statewide LCFS effort failed to pass the Washington senate. We believe these types of legislative action will continue to support the Project Finance Sector.

Concluding thoughts

As part of our emphasis on essential assets, we focus on investments that positively impact our society and deliver sustainable value that you have come to expect from us. Our outlook on essential assets is compelling. The U.S. energy fundamental backdrop is strongly supported by rising U.S. energy exports and cash flow growth positioning companies to increase dividends, buyback shares and/or reduce debt. Natural gas and renewable energy sources continue to become a more significant player in global electricity generation. We see strong demographic trends driving value in social infrastructure. We appreciate your continued support and feedback. It challenges us to do better and drives our evolution and innovation.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, Short-Term Energy Outlook, July 2019
2 PIRA, May 2019
3 Bloomberg New Energy Finance
4 AWEA U.S. Wind Industry First Quarter 2019 Market Report

(unaudited)

4	Tortoise

2019 2nd Quarter Report | May 31, 2019

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

Performance in the midstream sector deviated from broader energy during the second fiscal quarter, driven by strong fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend. Average coverage ratios for the fund’s portfolio companies has increased from 1.38x in 3Q2018 to 1.41x in 1Q19 while average leverage decreased from 3.86x in 3Q2018 to 3.73x in 1Q19. With lower leverage and improved distribution coverage, the equity portion of projects can confidently be funded with discretionary cash flow. Since the fund’s inception, it has paid out more than $34 in cumulative distributions to stockholders. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2019 were -1.6% and 0.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 1.6% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 5/31/2019)	12.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders Since inception in February 2004	$34.3925
Market-based total return	(1.6)%
NAV-based total return	0.9%
Premium (discount) to NAV (as of 5/31/2019)	(3.8)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Announced to be acquired by IFM Investors at a 27.5% premium
EQM Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline company	Completed bolt-on acquisition for Marcellus gathering assets and rebounded from poor performance following simplification transaction
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Announced accretive dropdown transaction
Tallgrass Energy, LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong 1Q earnings results and increased 2019 financial guidance
Bottom five contributors	Company type	Performance driver
Western Midstream Partners, LP	Midstream gathering and processing company	Uncertain ownership following acquisition of parent company, Anadarko, by Occidental Petroleum
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Leverage levels remain relatively high
MPLX LP	Refined products pipelines	Higher competition for Permian volumes
EnLink Midstream, LLC	Midstream gathering and processing company	Concern around producers slowing drilling activity in Oklahoma
Antero Midstream Partners LP	Midstream gathering and processing company	Concern around parent (AR) reducing drilling activity due to weaker NGL and natural gas prices

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	5

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments increased approximately 3.9% as compared to 1st quarter 2019 primarily due to the impact of increased distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 7.0% during the quarter due to higher asset-based fees. Overall leverage costs increased approximately 4.3% as compared to 1st quarter 2019 due to higher average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased approximately 3.3% as compared to 1st quarter 2019. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2018. The fund has paid cumulative distributions to stockholders of $34.3925 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital (net of any distributions deemed to be return of principal); and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2019 (in thousands):

	YTD 2019	2nd Qtr 2019
Net Investment Loss,
before Income Taxes	$(9,507)	$(2,328)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital, net	73,654	34,752
Other	1,781	1,077
DCF	$65,928	$33,501

Leverage

The fund’s leverage utilization increased $4.6 million during 2nd quarter 2019 and represented 32.4% of total assets at May 31, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 74% of the leverage cost was fixed, the weighted-average maturity was 3.4 years and the weighted-average annual rate on leverage was 3.77%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 2nd quarter 2019, the fund’s deferred tax liability increased by $3.4 million to $192.4 million, primarily as a result of an increase in value of its investment portfolio. The fund had net realized gains of $10.9 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

6	Tortoise

2019 2nd Quarter Report | May 31, 2019

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018			2019
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$44,308	$46,231	$44,214	$43,148	$44,564
Dividends paid in kind	850	879	113	115	117
Premiums on options written	—	5	1,258	793	1,092
Total from investments	45,158	47,115	45,585	44,056	45,773
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	5,091	5,496	5,392	4,849	5,215
Other operating expenses	431	442	438	415	420
	5,522	5,938	5,830	5,264	5,635
Distributable cash flow before leverage costs and current taxes	39,636	41,177	39,755	38,792	40,138
Leverage costs(2)	6,532	6,606	6,561	6,365	6,637
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$33,104	$34,571	$33,194	$32,427	$33,501
Net realized gain (loss), net of income taxes,
for the period	$25,214	$55,082	$(45,158)	$(10,210)	$10,905
As a percent of average total assets(5)
Total from investments	8.11%	7.83%	7.91%	8.61%	8.42%
Operating expenses before leverage costs and current taxes	0.99%	0.99%	1.01%	1.03%	1.04%
Distributable cash flow before leverage costs and current taxes	7.12%	6.84%	6.90%	7.58%	7.38%
As a percent of average net assets(5)
Total from investments	13.80%	12.84%	12.90%	14.36%	14.01%
Operating expenses before leverage costs and current taxes	1.69%	1.62%	1.65%	1.72%	1.72%
Leverage costs and current taxes	2.00%	1.80%	1.86%	2.08%	2.03%
Distributable cash flow	10.11%	9.42%	9.39%	10.56%	10.26%

Selected Financial Information
Distributions paid on common stock	$34,474	$35,089	$35,131	$35,131	$35,131
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Total assets, end of period(6)	2,328,573	2,461,343	2,136,339	2,129,174	2,110,273
Average total assets during period(6)(7)	2,208,894	2,387,915	2,311,256	2,074,901	2,157,919
Leverage(8)	686,800	695,800	652,100	679,100	683,700
Leverage as a percent of total assets	29.5%	28.3%	30.5%	31.9%	32.4%
Net unrealized depreciation, end of period	(239,363)	(170,043)	(338,892)	(302,159)	(300,530)
Net assets, end of period	1,396,104	1,499,967	1,260,300	1,245,766	1,220,946
Average net assets during period(9)	1,298,263	1,455,299	1,417,581	1,243,981	1,296,336
Net asset value per common share	26.49	27.97	23.50	23.23	22.76
Market value per share	28.67	28.12	22.59	22.91	21.90
Shares outstanding (000’s)	52,698	53,635	53,635	53,635	53,635

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, distributions received that are excluded for DCF purposes and amortization on certain investments.

(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

Tortoise	7

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance review

Performance in the midstream sector deviated from broader energy during the second fiscal quarter, driven by strong fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend. Average coverage ratios for the fund’s portfolio companies has increased from 1.38x in 3Q2018 to 1.41x in 1Q19 while average leverage decreased from 3.86x in 3Q2018 to 3.77x in 1Q19. With lower leverage and improved distribution coverage, the equity portion of projects can confidently be funded with discretionary cash flow. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2019 were -0.3% and 0.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 1.6% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 05/31/2019)	12.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in July 2010	$14.6150
Market-based total return	(0.3)%
NAV-based total return	0.9%
Premium (discount) to NAV (as of 5/31/2019)	(5.8)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Announced to be acquired by IFM Investors at a 27.5% premium
EQM Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline company	Completed bolt-on acquisition for Marcellus gathering assets and rebounded from poor performance following simplification transaction
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Announced accretive dropdown transaction
Tallgrass Energy, LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
Enterprise Products Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Strong 1Q earnings and solid downstream fundamentals supporting new project announcements
Bottom five contributors	Company type	Performance driver
Western Midstream Partners, LP	Midstream gathering and processing company	Uncertain ownership following acquisition of parent company, Anadarko, by Occidental Petroleum
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Leverage levels remain relatively high
MPLX LP	Refined products pipeline company	Higher competition for Permian volumes
Holly Energy Partners, L.P.	Refined products pipeline company	Unclear path to distribution growth with exhaustion of dropdown opportunities
EnLink Midstream, LLC	Midstream gathering and processing MLP	Concern around producers slowing drilling activity in Oklahoma

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

8	Tortoise

2019 2nd Quarter Report | May 31, 2019

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments increased approximately 2.4% as compared to 1st quarter 2019 due primarily to the impact of increased distributions from investments within the fund’s portfolio as well as increased premiums received on written covered call options. Operating expenses, consisting primarily of fund advisory fees, increased approximately 16.1% during the quarter due to higher asset-based fees. Leverage costs increased approximately 3.5% as compared to 1st quarter 2019 due to increased average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased slightly as compared to 1st quarter 2019. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2018. The fund has paid cumulative distributions to stockholders of $14.615 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2019 (in thousands):

	YTD 2019	2nd Qtr 2019
Net Investment Loss, before Income Taxes	$(11,298)	$(5,228)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	56,704	27,775
Other	1,696	1,023
DCF	$47,102	$23,570

Leverage

The fund’s leverage utilization increased by $4.7 million during 2nd quarter 2019 and represented 35.2% of total assets at May 31, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 74% of the leverage cost was fixed, the weighted-average maturity was 3.1 years and the weighted-average annual rate on leverage was 3.91%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 2nd quarter 2019, the fund’s deferred tax liability increased by $2.5 million to $77.8 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized losses of $6.3 million during the quarter. As of November 30, 2018, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	9

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018			2019
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$26,236	$31,413	$31,874	$31,399	$31,824
Dividends paid in kind	621	644	68	69	70
Premiums on options written	—	—	1,254	542	890
Total from investments	26,857	32,057	33,196	32,010	32,784
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,054	3,251	3,264	3,145	3,715
Other operating expenses	321	330	352	334	324
	3,375	3,581	3,616	3,479	4,039
Distributable cash flow before leverage costs and current taxes	23,482	28,476	29,580	28,531	28,745
Leverage costs(2)	4,197	4,231	4,749	4,999	5,175
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,285	$24,245	$24,831	$23,532	$23,570
Net realized gain (loss), net of income taxes,
for the period	$9,963	$41,385	$(4,243)	$(29,889)	$(6,278)
As a percent of average total assets(5)
Total from investments	8.29%	8.60%	8.38%	8.81%	8.46%
Operating expenses before leverage costs and current taxes	1.04%	0.96%	0.91%	0.96%	1.04%
Distributable cash flow before leverage costs and current taxes	7.25%	7.64%	7.47%	7.85%	7.42%
As a percent of average net assets(5)
Total from investments	13.99%	13.86%	13.08%	14.36%	13.79%
Operating expenses before leverage costs and current taxes	1.76%	1.55%	1.42%	1.56%	1.70%
Leverage costs and current taxes	2.19%	1.83%	1.87%	2.24%	2.18%
Distributable cash flow	10.04%	10.48%	9.79%	10.56%	9.91%

Selected Financial Information
Distributions paid on common stock	$19,997	$20,029	$26,705	$26,706	$26,705
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Total assets, end of period(6)	1,338,664	1,651,973	1,506,745	1,508,643	1,498,278
Average total assets during period(6)(7)	1,284,852	1,479,365	1,588,197	1,472,955	1,536,794
Leverage(8)	443,100	457,000	517,100	522,600	527,300
Leverage as a percent of total assets	33.1%	27.7%	34.3%	34.6%	35.2%
Net unrealized appreciation, end of period	114,138	150,762	23,424	75,853	93,595
Net assets, end of period	802,440	1,077,585	915,033	905,859	886,270
Average net assets during period(9)	761,577	917,409	1,018,337	903,917	943,080
Net asset value per common share	16.93	17.05	14.48	14.33	14.02
Market value per common share	18.40	16.27	13.72	13.66	13.21
Shares outstanding (000’s)	47,406	63,208	63,208	63,208	63,208

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

10	Tortoise

2019 2nd Quarter Report | May 31, 2019

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

Performance in the midstream sector deviated from broader energy during the second fiscal quarter, driven by strong fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2019 were -1.4% and -1.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 1.5% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 05/31/2019)	11.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in October 2011	$12.5425
Market-based total return	(1.4)%
NAV-based total return	(1.0)%
Premium (discount) to NAV (as of 05/31/2019)	(10.6)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 7% of total assets, and their out-of-the-money percentage at the time written averaged approximately 6% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Announced to be acquired by IFM Investors at a 27.5% premium
Tallgrass Energy, LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition of third party midstream business
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Announced accretive dropdown transaction
Bottom five contributors	Company type	Performance driver
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Leverage levels remain relatively high
SemGroup Corporation	Midstream crude oil pipeline company	Leverage levels remain relatively high
Viper Energy Partners LP	Upstream oil and natural gas producer	Weaker prices for crude oil
MPLX LP	Refined products pipeline company	Higher competition for Permian volumes
Antero Midstream Corp.	Natural gas pipeline company	Weaker prices for natural gas leading to potentially lower volume growth

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	11

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (MLPs), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments increased approximately 6.7% as compared to 1st quarter 2019, primarily due to increased distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 5.3% during the quarter, primarily due to higher asset-based fees. Leverage costs decreased 1.2% as compared to 1st quarter 2019 primarily as a result of a decrease in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 8.5% as compared to 1st quarter 2019. In addition, the fund had net realized losses on investments of $5.5 million during 2nd quarter 2019. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 2nd quarter 2018. The fund has paid cumulative distributions to stockholders of $12.5425 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2019 (in thousands):

	YTD 2019	2nd Qtr 2019
Net Investment Loss	$(982)	$(691)
Adjustments to reconcile to DCF:
Net premiums on options written	2,172	1,039
Distributions characterized as return of capital	5,792	3,287
Other	128	65
DCF	$7,110	$3,700

Leverage

The fund’s leverage utilization increased by $1.3 million during 2nd quarter 2019 and represented 28.3% of total assets at May 31, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 70% of the leverage cost was fixed, the weighted-average maturity was 3.3 years and the weighted-average annual rate on leverage was 3.99%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

12	Tortoise

2019 2nd Quarter Report | May 31, 2019

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018			2019
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,875	$3,716	$3,649	$3,617	$4,032
Dividends paid in kind	480	497	422	53	54
Net premiums on options written	1,294	1,235	1,154	1,133	1,039
Total from investments	5,649	5,448	5,225	4,803	5,125
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	683	734	696	606	643
Other operating expenses	150	159	147	146	149
	833	893	843	752	792
Distributable cash flow before leverage costs	4,816	4,555	4,382	4,051	4,333
Leverage costs(2)	636	658	668	641	633
Distributable Cash Flow(3)	$4,180	$3,897	$3,714	$3,410	$3,700
Net realized gain (loss) on investments and foreign
currency translation, for the period	$(1,118)	$826	$(596)	$(6,959)	$(5,479)
As a percent of average total assets(4)
Total from investments	9.03%	8.16%	8.29%	8.73%	8.84%
Operating expenses before leverage costs	1.33%	1.34%	1.34%	1.37%	1.37%
Distributable cash flow before leverage costs	7.70%	6.82%	6.95%	7.36%	7.47%
As a percent of average net assets(4)
Total from investments	12.65%	11.09%	11.43%	12.16%	11.97%
Operating expenses before leverage costs	1.87%	1.82%	1.84%	1.90%	1.85%
Leverage costs	1.42%	1.34%	1.46%	1.62%	1.48%
Distributable cash flow	9.36%	7.93%	8.13%	8.64%	8.64%

Selected Financial Information
Distributions paid on common stock	$4,081	$4,082	$4,082	$4,082	$4,081
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	258,764	268,532	235,259	227,676	222,673
Average total assets during period(5)(6)	248,147	264,986	252,876	223,114	229,950
Leverage(7)	70,100	70,800	69,800	61,800	63,100
Leverage as a percent of total assets	27.1%	26.4%	29.7%	27.1%	28.3%
Net unrealized depreciation, end of period	(17,798)	(6,280)	(34,897)	(23,375)	(19,404)
Net assets, end of period	187,444	196,073	163,202	163,313	157,061
Average net assets during period(8)	177,138	194,846	183,386	160,184	169,837
Net asset value per common share	18.71	19.58	16.29	16.30	15.68
Market value per common share	17.36	17.73	14.33	14.63	14.02
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The downward trend in upstream performance during the second fiscal quarter mirrored the decline in crude oil prices with poor market sentiment, driven by recessionary fears, building OECD inventories, and downward revisions to demand growth estimates, overwhelming elevated geopolitical risk considerations and mounting worldwide supply outages. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal quarter at the low price of $53.50 after beginning the fiscal quarter on Mar. 1, 2019 at $57.22 and peaking at $66.40 in mid-April. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2019 were -2.7% and -16.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -8.2% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 05/31/2019)	23.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2012	$11.8125
Market-based total return	(2.7)%
NAV-based total return	(16.6)%
Premium (discount) to NAV (as of 05/31/2019)	24.6%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 97% of total assets and their out-of-the-money percentage at the time written averaged approximately 10% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Anadarko Petroleum Corp	Upstream oil and natural gas producer	Occidental Petroleum offered premium to acquire all of the outstanding shares
Targa Resources Corp. – Preferred Stock	Midstream gathering and processing company	Preferred security that experienced less volatility than common stocks
Cabot Oil & Gas Corporation	Upstream natural gas producer	Defensive energy stocks given high quality asset base and low debt
Tallgrass Energy, LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
PBF Logistics LP	Midstream crude oil pipeline company	Decline in 10-year Treasury rate made high yield equities more attractive
Bottom five contributors	Company type	Performance driver
Continental Resources, Inc.	Upstream crude oil producer	Levered to oil prices that declined sharply after U.S./China trade negotiations fell apart
Encana Corporation	Upstream oil and natural gas producer	Weaker debt ratios due to falling commodity prices
Concho Resources Inc.	Upstream liquids producer	Levered to oil prices that declined sharply after U.S./China trade negotiations deteriorated
Devon Energy Corporation	Upstream oil and natural gas producer	Levered to oil prices that declined sharply after U.S./China trade negotiations deteriorated
Range Resources Corporation	Upstream natural gas producer	Weaker debt ratios due to falling natural gas and NGL prices

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

14	Tortoise

2019 2nd Quarter Report | May 31, 2019

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 8.7% as compared to 1st quarter 2019, primarily due to trading activity within the fund’s portfolio, partially offset by increased premiums received on written covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 2.8% during the quarter due primarily to lower asset-based fees. Total leverage costs decreased approximately 5.7% as compared to 1st quarter 2019, primarily due to lower average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 9.6% as compared to 1st quarter 2019. In addition, the fund had net realized losses on investments of $17.4 million during 2nd quarter 2019.

The fund maintained its quarterly distribution of $0.4375 per share during 2nd quarter 2019, which was equal to the distribution paid in the prior quarter and 2nd quarter 2018. The fund has paid cumulative distributions to stockholders of $11.8125 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2019 (in thousands):

	YTD 2019	2nd Qtr 2019
Net Investment Loss	$(1,311)	$(716)
Adjustments to reconcile to DCF:
Net premiums on options written	10,245	5,279
Distributions characterized
as return of capital	1,110	206
DCF	$10,044	$4,769

Leverage

The fund’s leverage utilization decreased $7.8 million as compared to 1st quarter 2019. The fund utilizes all floating rate leverage that had an interest rate of 3.23% and represented 28.1% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	15

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018			2019
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,363	$1,139	$1,167	$1,250	$394
Dividends paid in stock	221	229	152	—	—
Net premiums on options written	5,923	6,870	6,400	4,966	5,279
Total from investments	7,507	8,238	7,719	6,216	5,673
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	662	671	613	437	421
Other operating expenses	144	147	134	133	133
	806	818	747	570	554
Distributable cash flow before leverage costs	6,701	7,420	6,972	5,646	5,119
Leverage costs(2)	435	462	486	371	350
Distributable Cash Flow(3)	$6,266	$6,958	$6,486	$5,275	$4,769
Net realized gain (loss) on investments and foreign
currency translation, for the period	$(16,976)	$6,433	$(2,031)	$(37,544)	$(17,350)
As a percent of average total assets(4)
Total from investments	12.33%	13.23%	13.91%	15.48%	15.12%
Operating expenses before leverage costs	1.32%	1.31%	1.35%	1.42%	1.48%
Distributable cash flow before leverage costs	11.01%	11.92%	12.56%	14.06%	13.64%
As a percent of average net assets(4)
Total from investments	17.01%	18.25%	19.29%	21.38%	20.05%
Operating expenses before leverage costs	1.83%	1.81%	1.87%	1.96%	1.96%
Leverage costs	0.99%	1.02%	1.21%	1.28%	1.24%
Distributable cash flow	14.19%	15.42%	16.21%	18.14%	16.85%

Selected Financial Information
Distributions paid on common stock	$6,391	$6,402	$6,414	$6,430	$6,445
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	245,593	242,150	191,285	156,648	123,229
Average total assets during period(5)	241,582	246,956	222,541	162,807	148,821
Leverage(6)	65,800	65,200	57,100	42,400	34,600
Leverage as a percent of total assets	26.8%	26.9%	29.9%	27.1%	28.1%
Net unrealized depreciation, end of period	(4,811)	(15,314)	(50,328)	(28,074)	(27,092)
Net assets, end of period	176,262	172,423	132,488	111,490	87,720
Average net assets during period(7)	175,128	179,054	160,534	117,918	112,274
Net asset value per common share	12.18	11.76	9.02	7.57	5.94
Market value per common share	12.47	12.69	9.00	8.08	7.40
Shares outstanding (000’s)	14,633	14,660	14,696	14,733	14,768

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

16	Tortoise

2019 2nd Quarter Report | May 31, 2019

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

Performance in the midstream sector deviated from broader energy during the second fiscal quarter, driven by strong fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend. The fund’s market-based and NAV-based returns for the fiscal year ending May 31, 2019 were 3.6% and 1.3%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 4.0% for the same period. The fund’s equity holdings outperformed its midstream fixed income holdings on a total return basis.

Second fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 05/31/2019)	8.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$16.0250
Market-based total return	3.6%
NAV-based total return	1.3%
Premium (discount) to NAV (as of 05/31/2019)	(9.2)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Announced to be acquired by IMF Investors at a 27.5% premium
Tallgrass Energy, LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
Enbridge Inc. (fixed income)	Midstream crude oil pipeline company	Successful efforts to reduce leverage
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Announced accretive dropdown transaction
NextEra Energy, Inc. (fixed income)	Power	Stable renewable business with visible growth through dropdowns
Bottom five contributors	Company type	Performance driver
Western Midstream Partners, LP	Midstream gathering and processing company	Uncertain ownership following acquisition of parent company, Anadarko, by Occidental Petroleum
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Leverage levels remain relatively high
Antero Midstream Corp.	Natural gas pipeline company	Weaker prices for natural gas leading to potentially lower volume growth
Holly Energy Partners, L.P.	Refined products pipeline company	Unclear path to distribution growth with exhaustion of dropdown opportunities
MPLX LP	Refined products pipelines company	Higher competition for Permian volumes

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	17

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (MLPs) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments increased approximately 2.9% as compared to 1st quarter 2019 due primarily to trading activity and increased distributions from investments within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 5.1% during the quarter due primarily to higher asset-based fees. Total leverage costs increased approximately 5.3% as compared to 1st quarter 2019, primarily due to increased average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased approximately 1.8% as compared to 1st quarter 2019. In addition, the fund had net realized gains on investments of $0.9 million during 2nd quarter 2019.

The fund paid monthly distributions of $0.125 per share during 2nd quarter 2019, which was unchanged over the prior quarter and 2nd quarter 2018. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 3rd quarter 2019. The fund has paid cumulative distributions to stockholders of $16.025 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2019 (in thousands):

	YTD 2019	2nd Qtr 2019
Net Investment Income	$1,284	$638
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	3,104	1,576
Other	127	64
DCF	$4,515	$2,278

Leverage

The fund’s leverage utilization increased $2.8 million as compared to 1st quarter 2019 and represented 28.6% of total assets at May 31, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 69% of the leverage cost was fixed, the weighted-average maturity was 2.4 years and the weighted-average annual rate on leverage was 3.13%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

18	Tortoise

2019 2nd Quarter Report | May 31, 2019

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018			2019
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,345	$1,342	$1,369	$1,357	$1,381
Distributions and dividends from investments,
net of foreign taxes withheld	1,727	1,713	1,654	1,841	1,909
Dividends paid in kind	333	348	284	39	40
Total from investments	3,405	3,403	3,307	3,237	3,330
Operating Expenses Before Leverage Costs
Advisory fees	463	481	473	447	476
Other operating expenses	137	142	137	140	141
	600	623	610	587	617
Distributable cash flow before leverage costs	2,805	2,780	2,697	2,650	2,713
Leverage costs(2)	343	358	373	413	435
Distributable Cash Flow(3)	$2,462	$2,422	$2,324	$2,237	$2,278
Net realized gain (loss) on investments and foreign
currency translation, for the period	$2,220	$1,024	$3,996	$(520)	$878
As a percent of average total assets(4)
Total from investments	6.95%	6.68%	6.55%	6.85%	6.66%
Operating expenses before leverage costs	1.23%	1.22%	1.21%	1.24%	1.23%
Distributable cash flow before leverage costs	5.72%	5.46%	5.34%	5.61%	5.43%
As a percent of average net assets(4)
Total from investments	9.51%	9.06%	8.93%	9.54%	9.20%
Operating expenses before leverage costs	1.68%	1.66%	1.65%	1.73%	1.70%
Leverage costs	0.96%	0.95%	1.01%	1.22%	1.20%
Distributable cash flow	6.87%	6.45%	6.27%	6.59%	6.30%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,606	$2,607	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	198,541	206,430	191,906	195,308	197,731
Average total assets during period(5)	194,244	201,985	200,269	191,512	198,360
Leverage(6)	51,200	53,200	53,400	53,800	56,600
Leverage as a percent of total assets	25.8%	25.8%	27.8%	27.5%	28.6%
Net unrealized appreciation, end of period	14,171	20,917	3,956	9,850	9,939
Net assets, end of period	146,649	152,418	137,325	140,763	139,785
Average net assets during period(7)	142,041	149,026	146,848	137,573	143,596
Net asset value per common share	21.10	21.93	19.76	20.25	20.11
Market value per common share	19.04	19.40	17.17	17.97	18.25
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	19

Tortoise
Essential Assets Income Term Fund (TEAF)

Fund description

TEAF seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund performance

We are very pleased with the progress of the fund’s investments since the IPO as there are now direct investments in each of the investment verticals. We were able to invest the initial proceeds efficiently, achieving our yield, liquidity and diversification targets. Our goal is to allocate approximately 60% of the portfolio into direct investments within the first year. We have made good progress and see a strong path ahead in our pipeline of future direct investments. The fund declared its initial monthly distribution ahead of schedule achieving the fund’s distribution rate target.

Energy Infrastructure

Public
●	Energy infrastructure equities were under pressure during the fiscal quarter as natural gas and natural gas liquids (NGL) prices sold off due to increasing supply resulting in inventory builds.
●	Additionally, all energy equities were pressured during the period due to uncertainty surrounding global demand for energy as U.S. and China trade negotiations broke down in May.
●	Midstream infrastructure equities have rebounded in June following resumption of trade talks and a potentially more favorable economic picture as central banks across the globe have taken a dovish stance.

Private
●	The fund invested approximately $9 million in private energy infrastructure deals.
–	A PIPE offering from Enviva Partners (EVA) to help finance an asset acquisition. EVA was the top performance contributor in the portfolio during the second fiscal quarter.
–	A $4.1 million preferred equity investment in a natural gas midstream operator in the Permian Basin.

Sustainable Infrastructure

Public
●	The fund’s global listed sustainable infrastructure securities were slightly negative during the fiscal quarter.
●	Generally, the fund’s water infrastructure investments performed well during the period, driven by robust growth drivers in the municipal sector.
●	European utility investments lagged due to weakening power prices during the fiscal quarter.

Private
●	The fund committed to a $10.8 million investment in an 8 MW-DC ground mounted utility scale solar PV project located on the Island of Bermuda.
–	The project is contracted with a utility for 20 years with a fixed price.

Social Infrastructure
●	The fund directly originated a $3.4 million loan to refinance an acquisition bridge loan to the MaST Community Charter School III (MaST III) in Philadelphia, Pennsylvania.
●	We expect MaST III to be open in the fall of 2019 and is projected to enroll approximately 900 students during the first year and to grow over the next several years to serve approximately 1,300 students.
●	Following the second fiscal quarter, the social infrastructure team has continued to execute on its stated strategy to directly originate loans in the senior housing and education sectors.

Second fiscal quarter highlights
Distributions paid per share	$0.1085
Distribution rate (as of 05/31/2019)	7.1%
Quarter-over-quarter distribution increase	N/A
Year-over-year distribution increase	N/A
Cumulative distributions paid per share to stockholders since inception in March 2019	$0.1085
Market-based total return	(7.2)%
NAV-based total return	(4.9)%
Premium (discount) to NAV (as of 05/31/2019)	(2.6)%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

20	Tortoise

2019 2nd Quarter Report | May 31, 2019

Introduction

We include the Fund Focus section in each quarterly report to provide you transparency and insight into the results of operations including comparative information to prior periods and trends. We also include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (DCF) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. As this quarterly report is only for the initial stub period from the Initial Public Offering (IPO) through May 31, 2019, the financial results to discuss are limited. The quarterly report as of August 31, 2019, will include a complete discussion for the quarter ended August 31st.

Overview

Tortoise Essential Assets Income Term Fund commenced operations on March 29, 2019. In the IPO the fund issued 13,000,000 shares at $20.00 per share for net proceeds of $260 million. The initial proceeds were fully invested within several weeks of the IPO including $27.5 million in leverage. In May the fund issued an additional 486,127 shares at $20.00 per share in over allotment issuances for net proceeds of approximately $9.7 million and increased leverage to $31.5 million.

The fund’s primary investment objective is to provide a high level of total return with an emphasis on current distributions. The fund seeks to provide its stockholders: attractive total return potential emphasizing current income and uncorrelated sources of return; access to differentiated essential assets investments across the capital structure in both public and direct markets; investments in tangible, long-lived assets and services that have historically generated predictable cash flows; the ability to make a positive social and economic impact in our communities; investor simplicity through one 1099 (no K-1s or unrelated business taxable income); expertise of Tortoise, an industry leader and pioneer in essential assets investing.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

(unaudited)

Tortoise	21

Tortoise
Essential Assets Income Term Fund (TEAF) (continued)

Distributable cash flow and distributions

DCF is income from investments less expenses. Income from investments includes the accrued interest from bonds, the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD 2019 (in thousands):

YTD 2019
Net Investment Income	$1,810
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	1,757
Net premiums on options written	1,136
DCF	$4,703

As outlined above, DCF is simply income from investments less expenses. In future reports, this section will report DCF as compared to prior periods.

On April 29, 2019, the fund’s Board of Directors declared initial monthly distributions through the third fiscal quarter of $0.1085 per share as set forth below. Based upon the offering price of $20.00 per share, the annualized distribution rate is 6.51%.

Month	Record Date	Payable Date	Per Share Amount
May	5/24/19	5/31/19	$0.1085
June	6/21/19	6/28/19	$0.1085
July	7/24/19	7/31/19	$0.1085
August	8/23/19	8/30/19	$0.1085

Leverage

The fund entered into a $45 million margin loan facility with The Bank of Nova Scotia. The margin loan facility has a variable annual interest rate equal to one-month LIBOR plus 0.80 percent and non-use fee equal to an annual rate of 0.20 percent. The non-use fee is waived when the outstanding balance on the facility is at least $31.5 million. At quarter-end, the balance on the facility was $31.5 million, which represented 10.9% of total assets and the applicable interest rate was 3.23%. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

22	Tortoise

2019 2nd Quarter Report | May 31, 2019

TEAF Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

2019
Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$548
Distributions and dividends from investments, net of foreign taxes withheld	3,805
Net premiums on options written	1,137
Total from investments	5,490
Operating Expenses Before Leverage Costs
Advisory fees	546
Other operating expenses	102
648
Distributable cash flow before leverage costs	4,842
Leverage costs(2)	139
Distributable Cash Flow(3)	$4,703
Net realized loss on investments and foreign currency translation, for the period	$(71)
As a percent of average total assets(4)
Total from investments	11.25%
Operating expenses before leverage costs	1.33%
Distributable cash flow before leverage costs	9.92%
As a percent of average net assets(4)
Total from investments	12.01%
Operating expenses before leverage costs	1.42%
Leverage costs	0.30%
Distributable cash flow	10.29%

Selected Financial Information
Distributions paid on common stock	$1,464
Distributions paid on common stock per share	0.1085
Total assets, end of period	288,040
Average total assets during period(5)	278,413
Leverage(6)	31,500
Leverage as a percent of total assets	10.9%
Net unrealized depreciation, end of period	(15,131)
Net assets, end of period	255,534
Average net assets during period(7)	260,772
Net asset value per common share	18.94
Market value per common share	18.45
Shares outstanding (000’s)	13,491

(1)	Represents the period from March 29, 2019 (commencement of operations) through May 31, 2019.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions and the net premiums on options written.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the margin loan facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	23

TYG Consolidated Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Master Limited Partnerships — 124.1%(1)
Crude Oil Pipelines — 25.0%(1)
United States — 25.0%(1)
Andeavor Logistics LP(2)	2,822,546	$98,450,404
BP Midstream Partners LP(2)	248,258	3,619,602
PBF Logistics LP	850,498	17,095,010
Plains All American Pipeline, L.P.(2)	5,193,315	117,420,852
Shell Midstream Partners, L.P.	3,278,548	68,947,864
		305,533,732
Natural Gas/Natural Gas Liquids Pipelines — 40.7%(1)
United States — 40.7%(1)
Energy Transfer LP(3)	14,035,669	192,850,089
Enterprise Products Partners L.P.	6,266,105	174,761,668
EQM Midstream Partners, LP	2,994,938	129,081,828
		496,693,585
Natural Gas Gathering/Processing — 18.2%(1)
United States — 18.2%(1)
CNX Midstream Partners LP	2,266,153	33,221,803
DCP Midstream, LP	2,035,544	61,921,249
Noble Midstream Partners LP	32	968
Western Midstream Partners, LP(2)	4,327,823	126,329,140
		221,473,160
Other — 0.4%(1)
United States — 0.4%(1)
Westlake Chemical Partners	206,837	4,666,243
Refined Product Pipelines — 39.8%(1)
United States — 39.8%(1)
Buckeye Partners, L.P.	586,830	23,919,191
Holly Energy Partners, L.P.	2,317,516	61,622,750
Magellan Midstream Partners, L.P.	2,463,844	151,526,406
MPLX LP	3,714,777	113,597,881
NuStar Energy L.P.	2,511,390	67,707,074
Phillips 66 Partners LP(2)	1,422,470	68,250,111
		486,623,413
Total Master Limited Partnerships
(Cost $1,359,703,657)		1,514,990,133

Common Stock — 38.1%(1)
Marine Transportation — 1.8%(1)
Monaco — 1.8%(1)
GasLog Partners LP	1,039,959	21,974,334
Natural Gas Gathering/Processing — 25.7%(1)
United States — 25.7%(1)
Antero Midstream Corporation	7,036,344	85,984,124
EnLink Midstream, LLC	7,428,712	77,110,032
Rattler Midstream LP	217,834	4,077,853
Targa Resources Corp.(2)	2,033,444	78,206,256
The Williams Companies, Inc.	2,624,695	69,239,454
		314,617,719
Natural Gas/Natural Gas Liquids Pipelines — 10.6%(1)
United States — 10.6%(1)
ONEOK, Inc.	974,508	61,998,198
Tallgrass Energy, LP	2,809,586	66,840,051
		128,838,249
Total Common Stock
(Cost $465,737,870)		465,430,302

See accompanying Notes to Financial Statements.

24	Tortoise

2019 2nd Quarter Report | May 31, 2019

TYG Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
Preferred Stock — 8.1%(1)
Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(4)(5)(6)	6,277	$5,236,960
Natural Gas/Natural Gas Liquids Pipelines — 5.5%(1)
United States — 5.5%(1)
Crestwood Equity Partners LP, 9.25%	7,126,640	66,990,416
Natural Gas Gathering/Processing — 2.2%(1)
United States — 2.2%(1)
Targa Resources Corp., 9.500%(4)(5)	21,758	26,037,443
Total Preferred Stock
(Cost $92,166,769)		98,264,819

Private Investments — 0.9%(1)
Renewables — 0.9%(1)
United States — 0.9%(1)
TK NYS Solar Holdco, LLC(4)(5)(7)(8)
(Cost $54,572,772)	N/A	10,890,608

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.31%(9) (Cost $171,863)	171,863	171,863
Total Investments — 171.2%(1)
(Cost $1,972,352,931)		2,089,747,725
Interest Rate Swap Contracts — (0.0)%(1)
$10,000,000 notional — net unrealized depreciation(10)		(124,941)
Total Value of Options Written
(Premiums received $259,996)(11) — (0.0)%(1)		(178,738)
Other Assets and Liabilities — 0.6%(1)		7,572,797
Deferred Tax Liability — (15.8)%(1)		(192,370,487)
Credit Facility Borrowings — (11.4)%(1)		(138,700,000)
Senior Notes — (31.1)%(1)		(380,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.5)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,220,946,356

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $124,941.
(4)	Restricted securities have a total fair value of $42,165,010, which represents 3.5% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Deemed to be an affiliate of the fund.
(8)	See Notes 7 and 13 to the financial statements for further disclosure.
(9)	Rate indicated is the current yield as of May 31, 2019.
(10)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.
(11)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	25

NTG Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Master Limited Partnerships — 119.3%(1)
Crude Oil Pipelines — 27.9%(1)
United States — 27.9%(1)
Andeavor Logistics LP(2)	2,148,431	$74,937,273
BP Midstream Partners LP(2)	284,174	4,143,257
Delek Logistics Partners, LP	287,927	8,819,204
PBF Logistics LP	773,837	15,554,124
Plains All American Pipeline, L.P.(2)	3,601,045	81,419,627
Shell Midstream Partners, L.P.	2,985,199	62,778,735
		247,652,220
Natural Gas/Natural Gas Liquids Pipelines — 41.0%(1)
United States — 41.0%(1)
Energy Transfer LP	10,119,717	139,044,908
Enterprise Products Partners L.P.	4,535,486	126,494,705
EQM Midstream Partners, LP	2,263,777	97,568,789
		363,108,402
Natural Gas Gathering/Processing — 18.8%(1)
United States — 18.8%(1)
CNX Midstream Partners, LP	1,527,376	22,391,332
DCP Midstream, LP	1,508,135	45,877,467
Noble Midstream Partners LP	15	454
Western Midstream Partners, LP(2)	3,366,736	98,275,018
		166,544,271
Refined Product Pipelines — 31.2%(1)
United States — 31.2%(1)
Buckeye Partners, L.P.	223,191	9,097,265
Holly Energy Partners, L.P.	1,601,489	42,583,592
Magellan Midstream Partners, L.P.	1,091,495	67,126,942
MPLX LP	2,300,126	70,337,853
NuStar Energy L.P.	1,648,359	44,439,759
Phillips 66 Partners LP(2)	903,059	43,328,771
		276,914,182
Other — 0.4%(1)
United States — 0.4%(1)
Westlake Chemical Partners	147,087	3,318,283
Total Master Limited Partnerships
(Cost $998,009,933)		1,057,537,358

Common Stock — 41.8%(1)
Marine Transportation — 1.7%(1)
Monaco — 1.7%(1)
Gaslog Partners, LP	713,490	15,076,044
Natural Gas Gathering/Processing — 26.7%(1)
United States — 26.7%(1)
Antero Midstream Corp.(2)	4,751,401	58,062,120
EnLink Midstream, LLC	5,738,925	59,570,039
Rattler Midstream LP	156,108	2,922,342
Targa Resources Corp.(2)	1,295,603	49,828,891
The Williams Companies, Inc.	2,520,370	66,487,361
		236,870,753
Natural Gas/Natural Gas Liquids Pipelines — 13.4%(1)
United States — 13.4%(1)
ONEOK, Inc.	762,566	48,514,449
Tallgrass Energy, LP	2,940,164	69,946,502
		118,460,951
Total Common Stock
(Cost $369,697,070)		370,407,748

Preferred Stock — 7.2%(1)
Crude Oil Pipelines — 0.3%(1)
United States — 0.3%(1)
SemGroup Corporation, 7.000%(3)(4)(5)	3,763	3,139,507
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500% (3)(4)	12,252	14,661,768
Natural Gas/Natural Gas Liquids Pipelines — 5.2%(1)
United States — 5.2%(1)
Crestwood Equity Partners LP, 9.25%	4,898,611	46,046,943
Total Preferred Stock
(Cost $60,634,080)		63,848,218

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
2.32%(6) (Cost $169,636)	169,636	169,636
Total Investments — 168.3%(1)
(Cost $1,428,510,719)		1,491,962,960
Total Value of Options Written
(Premiums received $373,547)(7) — (0.0)%(1)		(257,093)
Other Assets and Liabilities — (0.0)%(1)		(385,200)
Deferred Tax Liability — (8.8)%(1)		(77,751,092)
Credit Facility Borrowings — (9.4)%(1)		(83,300,000)
Senior Notes — (35.2)%(1)		(312,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.9)%(1)		(132,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$886,269,575

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $17,801,275, which represents 2.0% of net assets. See Note 6 to the financial statements for further disclosure.
(4)

Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.

(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Rate indicated is the current yield as of May 31, 2019.
(7)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

26	Tortoise

2019 2nd Quarter Report | May 31, 2019

TTP Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 100.4%(1)
Marine Transportation — 1.5%(1)
Monaco — 1.5%(1)
GasLog Partners LP	111,052	$2,346,529
Crude Oil Pipelines — 35.6%(1)
Canada — 22.0%(1)
Gibson Energy Inc	188,122	3,070,414
Enbridge Inc.	491,906	18,136,575
Inter Pipeline Ltd.	434,018	6,614,953
Pembina Pipeline Corporation	187,888	6,703,137
United States — 13.6%(1)
Plains GP Holdings, L.P.	827,799	18,642,033
SemGroup Corporation	222,097	2,800,643
		55,967,755
Natural Gas Gathering/Processing — 23.4%(1)
United States — 23.4%(1)
Antero Midstream Corporation	525,742	6,424,567
EnLink Midstream, LLC	818,478	8,495,800
Rattler Midstream LP	24,180	452,650
Targa Resources Corp.	280,249	10,778,377
The Williams Companies, Inc.	402,880	10,627,974
		36,779,368
Natural Gas/Natural Gas Liquids Pipelines — 30.6%(1)
Canada — 4.3%(1)
TC Energy Corporation	137,605	6,698,611
United States — 26.3%(1)
Equitrans Midstream Corporation	269,856	5,359,340
ONEOK, Inc.	316,118	20,111,427
Tallgrass Energy LP	670,935	15,961,544
		48,130,922
Oil and Gas Production — 9.3%(1)
United States — 9.3%(1)
Antero Resources Corporation(2)(3)	51,800	340,326
Cabot Oil & Gas Corporation(2)	38,300	958,266
Carrizo Oil & Gas, Inc.(2)(3)	34,800	354,264
Cimarex Energy Co.(2)	14,400	823,536
Concho Resources Inc.(2)(3)	14,400	1,411,344
Continental Resources, Inc.(2)(3)	15,900	556,500
Diamondback Energy, Inc.(2)	5,800	568,748
Encana Corporation(2)	74,850	394,460
EOG Resources, Inc.(2)	19,300	1,580,284
EQT Corporation(2)	29,800	545,340
Noble Energy, Inc.(2)	24,700	528,580
Parsley Energy, Inc.(2)(3)	20,800	370,864
PDC Energy, Inc.(2)(3)	7,600	231,952
Pioneer Natural Resources Company(2)	5,100	723,996
Range Resources Corporation(2)	64,000	500,480
Viper Energy Partners LP(2)	107,600	3,012,800
WPX Energy, Inc.(2)(3)	150,500	1,619,380
		14,521,120
Total Common Stock
(Cost $177,394,009)		157,745,694

Master Limited
Partnerships — 35.1%(1)
Crude Oil Pipelines — 5.0%(1)
United States — 5.0%(1)
Andeavor Logistics LP	58,053	2,024,889
BP Midstream Partners LP	33,891	494,131
Genesis Energy L.P.	46,531	1,015,306
PBF Logistics LP	78,278	1,573,388
Shell Midstream Partners, L.P.	132,089	2,777,832
		7,885,546
Natural Gas/Natural Gas Liquids Pipelines — 11.4%(1)
United States — 11.4%(1)
Energy Transfer LP	958,092	13,164,189
Enterprise Products Partners L.P.	145,209	4,049,879
EQM Midstream Partners, LP	16,045	691,540
		17,905,608
Natural Gas Gathering/Processing — 4.6%(1)
United States — 4.6%(1)
CNX Midstream Partners LP	60,605	888,469
DCP Midstream, LP	89,185	2,713,008
Western Midstream Partners, LP	120,462	3,516,279
		7,117,756
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners	11,004	248,250
Refined Product Pipelines — 13.9%(1)
United States — 13.9%(1)
Holly Energy Partners, L.P.	168,476	4,479,777
Magellan Midstream Partners, L.P.	57,108	3,512,142
MPLX LP	245,647	7,511,885
NuStar Energy L.P.	135,021	3,640,166
Phillips 66 Partners LP	56,933	2,731,645
		21,875,615
Total Master Limited Partnerships
(Cost $55,606,128)		55,032,775

See accompanying Notes to Financial Statements.

Tortoise	27

TTP Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
Preferred Stock — 5.1%(1)
Crude Oil Pipelines — 1.5%(1)
United States — 1.5%(1)
SemGroup Corporation., 7.000%(4)(5)(6)	2,877	$2,400,308
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500%(4)(5)	2,108	2,522,609
Power — 2.0%(1)
United States — 2.0%(1)
Sempra Energy,
6.000%, 01/15/2021	28,811	3,138,094
Total Preferred Stock
(Cost $7,583,290)		8,061,011

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.31%(7) (Cost $125,588)	125,588	125,588
Total Investments — 140.7%(1)
(Cost $240,709,015)		220,965,068
Total Value of Options Written
(Premiums received $362,587)(8) — (0.0)%(1)		(35,754)
Other Assets and Liabilities — (0.5)%(1)		(767,935)
Credit Facility Borrowings — (8.3)%(1)		(13,100,000)
Senior Notes — (21.7)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.2)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$157,061,379

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $4,922,917, which represents 3.1% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of May 31, 2019.
(8)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

28	Tortoise

2019 2nd Quarter Report | May 31, 2019

NDP Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 137.3%(1)
Oil and Gas Production — 137.3%(1)
United States — 137.3%(1)
Antero Resources Corporation(2)(3)	756,900	$4,972,833
Apache Corp.(2)	96,800	2,523,576
Cabot Oil & Gas Corporation(2)	486,200	12,164,724
Carrizo Oil & Gas, Inc.(2)(3)	389,800	3,968,164
Centennial Resource
Development, Inc.(2)(3)	173,000	1,366,700
Cimarex Energy Co.(2)	53,500	3,059,665
Concho Resources Inc.(2)	67,400	6,605,875
Continental Resources, Inc.(2)(3)	186,600	6,531,000
Devon Energy Corporation(2)	216,400	5,444,624
Diamondback Energy, Inc.(2)	69,700	6,834,782
Encana Corporation(2)	947,900	4,995,433
EOG Resources, Inc.(2)	70,000	5,731,600
EQT Corporation(2)	520,100	9,517,830
Marathon Oil Corporation(2)	106,100	1,395,215
Noble Energy, Inc.(2)	154,600	3,308,440
Occidental Petroleum Corporation(2)	142,300	7,082,271
Parsley Energy, Inc.(2)(3)	319,700	5,700,251
PDC Energy, Inc.(2)(3)	85,200	2,600,304
Pioneer Natural Resources Company(2)	67,500	9,582,300
Range Resources Corporation(2)	614,900	4,808,518
SM Energy Company(2)	60,600	704,778
Viper Energy Partners LP(2)	142,000	3,976,000
Whiting Petroleum Corporation(2)(3)	131,300	2,413,294
WPX Energy, Inc.(2)(3)	477,500	5,137,900
		120,426,077
Total Common Stock
(Cost $149,692,911)		120,426,077

Preferred Stock — 2.7%(1)
Natural Gas Gathering/Processing — 2.7%(1)
United States — 2.7%(1)
Targa Resources Corp., 9.500%(4)(5)
(Cost $1,688,542)	1,997	2,389,777

Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.31%(6) (Cost $295,982)	295,982	295,982
Total Investments — 140.3%(1)
(Cost $151,677,435)		123,111,836
Total Value of Options Written
(Premiums received $1,665,649)(7) — (0.2)%(1)		(205,291)
Other Assets and Liabilities — (0.7)%(1)		(586,887)
Credit Facility Borrowings — (39.4)%(1)		(34,600,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$87,719,658

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $2,389,777, which represents 2.7% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of May 31, 2019.
(7)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	29

TPZ Schedule of Investments (unaudited)
May 31, 2019

	Principal
	Amount	Fair Value
Corporate Bonds — 72.3%(1)
Crude Oil Pipelines — 11.2%(1)
Canada — 5.8%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$8,500,000		$8,075,000
United States — 5.4%(1)
SemGroup Corp.,
6.375%, 03/15/2025	6,000,000		5,760,000
SemGroup Corp.,
5.625%, 11/15/2023	2,000,000		1,900,000
			15,735,000
Natural Gas/Natural Gas Liquids Pipelines — 31.2%(1)
Canada — 5.6%(1)
TC Energy Corporation,
5.625%, 05/20/2075	7,000,000		6,860,000
TC Energy Corporation,
5.300%, 03/15/2077	1,000,000		932,820
United States — 25.6%(1)
Antero Midstream Corporation,
5.750%, 03/01/2027(2)	2,000,000		2,015,000
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000		4,458,800
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000		2,150,000
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000		1,540,422
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000		4,187,772
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000		2,010,292
NGPL PipeCo LLC,
4.875%, 08/15/2027(2)	2,000,000		2,055,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000		4,636,773
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000		2,322,926
Rockies Express Pipeline LLC,
4.950%, 07/15/2029(2)	3,000,000		2,978,052
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,181,818		1,201,029
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000		3,029,100
Tallgrass Energy LP,
5.500%, 01/15/2028(2)	3,250,000		3,233,750
			43,611,736
Natural Gas Gathering/Processing — 15.0%(1)
United States — 15.0%(1)
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(2)	5,900,000		5,929,500
EnLink Midstream LLC,
5.375%, 06/01/2029	2,000,000		1,985,440
Hess Corporation,
5.625%, 02/15/2026(2)	4,160,000	`	4,284,800
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000		5,536,410
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000		3,181,704
			20,917,854
Oil and Gas Production — 3.8%(1)
United States — 3.8%(1)
Ascent Resources Utica Holdings, LLC,
10.000%, 04/01/2022(2)	1,302,000		1,381,604
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026(2)	2,000,000		1,874,400
EQT Corporation,
8.125%, 06/01/2019	2,000,000		2,000,000
			5,256,004
Power/Utility — 11.1%(1)
United States — 11.1%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000		4,130,800
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000		3,129,747
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000		2,130,166
NextEra Energy, Inc.,
4.800%, 12/01/2077	4,500,000		4,148,550
NV Energy Inc.,
6.250%, 11/15/2020	1,000,000		1,051,435
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000		1,007,500
			15,598,198
Total Corporate Bonds
(Cost $100,016,532)			101,118,792

See accompanying Notes to Financial Statements.

30	Tortoise

2019 2nd Quarter Report | May 31, 2019

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
Master Limited
Partnerships — 32.1%(1)
Crude Oil Pipelines — 4.5%(1)
United States — 4.5%(1)
Andeavor Logistics LP	68,526	$2,390,187
BP Midstream Partners LP	25,000	364,500
PBF Logistics LP	85,868	1,725,947
Shell Midstream Partners, L.P.	89,044	1,872,595
		6,353,229
Natural Gas/Natural Gas Liquids Pipelines — 9.3%(1)
United States — 9.3%(1)
Energy Transfer LP	717,787	9,862,392
Enterprise Products Partners L.P.	98,682	2,752,241
EQM Midstream Partners, LP	8,010	345,231
		12,959,864
Natural Gas Gathering/Processing — 6.3%(1)
United States — 6.3%(1)
CNX Midstream Partners, LP	47,302	693,447
DCP Midstream, LP	96,758	2,943,378
Western Midstream Partners, LP	177,648	5,185,546
		8,822,371
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	9,289	209,560
Refined Product Pipelines — 11.8%(1)
United States — 11.8%(1)
Holly Energy Partners, L.P.	147,585	3,924,285
Magellan Midstream Partners, L.P.	56,119	3,451,319
MPLX LP	140,992	4,311,535
NuStar Energy L.P.	102,338	2,759,032
Phillips 66 Partners LP	41,654	1,998,559
		16,444,730
Total Master Limited Partnerships
(Cost $39,333,628)		44,789,754

Common Stock — 29.2%(1)
Crude Oil Pipelines — 6.1%(1)
United States — 6.1%(1)
Enbridge Inc.	50,706	1,869,531
Plains GP Holdings, L.P.	292,549	6,588,203
		8,457,734
Marine Transportation — 1.3%(1)
Monaco — 1.3%(1)
GasLog Partners LP	86,675	1,831,443
Natural Gas/Natural Gas Liquids Pipelines — 11.4%(1)
United States — 11.4%(1)
Equitrans Midstream Corporation	89,560	1,778,662
ONEOK, Inc.	69,117	4,397,223
Tallgrass Energy LP	408,782	9,724,924
		15,900,809
Natural Gas Gathering/Processing — 10.4%(1)
United States — 10.4%(1)
Antero Midstream Corp.	444,931	5,437,057
EnLink Midstream LLC	273,224	2,836,066
Rattler Midstream LP	21,082	394,655
Targa Resources Corp.	154,583	5,945,262
		14,613,040
Total Common Stock
(Cost $38,067,437)		40,803,026

Preferred Stock — 5.9%(1)
Crude Oil Pipelines — 1.3%(1)
United States — 1.3%(1)
SemGroup Corporation, 7.000%(2)(3)(4)	2,120	1,768,736
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(2)(3)	1,685	2,016,412
Power/Utility — 3.2%(1)
United States — 3.2%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,206,116
Sempra Energy,
6.000%, 01/15/2021	21,189	2,307,906
		4,514,022
Total Preferred Stock
(Cost $7,697,631)		8,299,170

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.31%(5) (Cost $189,281)	189,281	189,281
Total Investments — 139.6%(1)
(Cost $185,304,509)		195,200,023
Interest Rate Swap Contracts — 0.0%(1)
$9,000,000 notional — net unrealized appreciation(6)		32,375
Other Assets and Liabilities — 0.9%(1)		1,152,170
Credit Facility Borrowings — (40.5)%(1)		(56,600,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$139,784,568

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $41,585,510 which represents 29.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(5)	Rate indicated is the current yield as of May 31, 2019.
(6)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	31

TEAF Consolidated Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 53.3%(1)
Natural Gas/Natural Gas Liquids Pipelines — 8.0%(1)
Italy — 1.6%(1)
Snam SpA	774,889	$3,898,987
United States — 6.4%(1)
Cheniere Energy Inc.(2)(3)	85,900	5,427,162
ONEOK, Inc.(4)	47,826	3,042,690
Tallgrass Energy LP(4)	332,901	7,919,715
		20,288,554
Natural Gas Gathering/Processing — 9.4%(1)
United States — 9.4%(1)
Antero Midstream Corp.(4)	484,266	5,917,731
EnLink Midstream LLC(4)	593,373	6,159,212
Rattler Midstream LP	31,779	594,903
Targa Resources Corp.(2)	136,000	5,230,560
The Williams Companies, Inc.(4)	232,767	6,140,393
		24,042,799
Oil and Gas Production — 8.7%(1)
United States — 8.7%(1)
Antero Resources Corporation(2)(3)	302,600	1,988,082
Cabot Oil & Gas Corporation(2)	215,600	5,394,312
Cimarex Energy Co.(2)	53,700	3,071,103
EQT Corporation(2)	273,300	5,001,390
Noble Energy, Inc.(2)	224,000	4,793,600
Range Resources Corporation(2)	255,500	1,998,010
		22,246,497
Power — 18.9%(1)
Australia — 0.9%(1)
APA Group	340,969	2,398,408
Canada — 1.0%(1)
Algonquin Power & Utilities Corp	212,440	2,478,676
France — 3.3%(1)
Engie SA	348,411	4,845,907
Suez	267,915	3,584,152
Germany — 0.9%(1)
E.ON SE	223,076	2,329,871
Italy — 2.1%(1)
Enel SpA	876,942	5,456,824
Portugal — 3.6%(1)
EDP — Energias de Portugal SA	1,495,410	5,444,507
REN — Redes Energeticas Nacionais
SGPS SA	1,390,888	3,783,598
Spain — 1.7%(1)
Iberdrola SA	454,858	4,224,738
United States — 1.5%(1)
Covanta Holding Corp	228,092	3,845,631
United Kingdom — 3.9%(1)
National Grid PLC	504,604	5,057,651
SSE PLC	350,004	4,772,299
		48,222,262
Renewables — 7.1%(1)
Canada — 2.4%(1)
Innergex Renewable Energy Inc	225,361	2,354,319
TransAlta Renewables Inc	389,060	3,885,994
Germany — 0.6%(1)
Encavis AG	218,296	1,553,457
Thailand — 0.3%(1)
SPCG PCL	1,456,100	828,179
United States — 3.8%(1)
Atlantica Yield PLC(2)	122,958	2,637,449
NextEra Energy Partners LP(2)	34,069	1,507,553
TerraForm Power Inc(2)	404,403	5,459,441
		18,226,392
Water Infrastructure — 1.2%(1)
United Kingdom — 1.2%(1)
Pennon Group PLC	243,534	2,258,058
Pentair PLC(5)(6)	23,375	813,917
		3,071,975
Total Common Stock
(Cost $146,786,036)		136,098,479

See accompanying Notes to Financial Statements.

32	Tortoise

2019 2nd Quarter Report | May 31, 2019

TEAF Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2019

	Shares	Fair Value
Master Limited Partnerships — 21.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 21.5%(1)
United States — 10.7%(1)
Energy Transfer LP(4)	677,988	$9,315,555
Enterprise Products Partners L.P.(4)	329,397	9,186,882
EQM Midstream Partners, LP(4)	204,601	8,818,303
		27,320,740
Natural Gas Gathering/Processing — 7.1%(1)
United States — 7.1%(1)
DCP Midstream, LP(4)	226,800	6,899,256
Noble Midstream Partners LP(4)	113,218	3,424,845
Western Midstream Partners, LP	271,809	7,934,105
		18,258,206
Other — 2.1%(1)
United States — 2.1%(1)
Enviva Partners LP(4)	175,439	5,350,889
Renewables — 1.6%(1)
Canada — 1.6%(1)
Brookfield Renewable Partners LP	125,345	4,034,113
Total Master Limited Partnerships (Cost $57,992,548)		54,963,948

Exchange-Traded Funds — 16.1%(1)
Bonds — 16.1%(1)
United States — 16.1%(1)
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(4)	509,804	13,693,335
SPDR Bloomberg Barclays High Yield Bond ETF(4)	128,968	13,689,940
iShares iBoxx High Yield Corporate Bond ETF(4)	160,978	13,667,032
Total Exchange-Traded Funds (Cost $41,726,274)		41,050,307

	Principal Amount
Corporate Bonds — 11.7%(1)
Crude Oil Pipelines — 2.7%(1)
Canada — 1.6%(1)
Enbridge Inc, 6.250%, 03/01/2078(4)	$4,000,000	3,950,000
United States — 1.1%(1)
SemGroup Corp., 6.375%, 03/15/2025(4)	1,500,000	1,440,000
SemGroup Corp., 7.250%, 03/15/2026(4)	1,500,000	1,462,500
		6,852,500
Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
Canada — 1.4%(1)
TransCanada Corporation, 5.300%, 03/15/2077(4)	4,000,000	3,731,280
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(4)	3,000,000	3,015,000
Oil and Gas Production — 5.3%(1)
United States — 5.3%(1)
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026(4)	3,500,000	3,280,200
Chesapeake Energy Corp,
8.000%, 06/15/2027(4)	3,500,000	3,097,500
Gulfport Energy Corp,
6.375%, 01/15/2026	1,500,000	1,222,500
SM Energy Co,
6.750%, 09/15/2026(4)	3,500,000	3,125,500
Southwestern Energy Co,
7.500%, 04/01/2026(4)	3,000,000	2,880,000
		13,605,700
Other — 1.1%(1)
United States — 1.1%(1)
Genesis Energy LP /
Genesis Energy Finance Corp,
6.250%, 05/15/2026(4)	3,000,000	2,771,250
Total Corporate Bonds
(Cost $31,170,820)		29,975,730

See accompanying Notes to Financial Statements.

Tortoise	33

TEAF Consolidated Schedule of Investments (unaudited) (continued)
May 31, 2019

	Principal Amount/Shares	Fair Value
Preferred Bonds — 5.0%(1)
Natural Gas Gathering/Processing — 2.8%(1)
United States — 2.8%(1)
DCP Midstream LP,
7.375% Perpetuity(4)	$5,000,000	$4,850,000
EnLink Midstream Partners LP,
6.000%, Perpetuity(4)	3,000,000	2,460,000
		7,310,000
Natural Gas/Natural Gas Liquids Pipelines — 2.2%(1)
United States — 2.2%(1)
Energy Transfer Operating LP,
6.250%, Perpetuity(4)	6,000,000	5,520,000
Total Preferred Bond
(Cost $13,064,013)		12,830,000

Preferred Stock — 1.7%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.6%(1)
United States — 0.6%(1)
Crestwood Equity Partners LP, 9.25%(4)	161,120	1,514,528
Power/Utility — 1.1%(1)
United States — 1.1%(1)
Aqua America Inc.,
6.000%, 04/30/2022	50,000	2,772,000
Total Preferred Stock
(Cost $3,999,995)		4,286,528

Municipal Bond — 1.2%(1)
Other — 1.2%(1)
United States — 1.2%(1)
Philadelphia Authority
for Industrial Development,
10.000%, 06/15/2030
(Cost $3,135,000)	3,135,000	3,143,621

Construction Note — 1.2%(1)
Renewables — 1.2%(1)
Bermuda — 1.2%(1)
Saturn Solar Bermuda 1 Ltd.,
6.000%, 02/28/2020
(Cost $3,252,410)(7)(8)	2,995,000	3,008,629

	Shares
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund,
2.32%(9) (Cost $644,780)	644,780	644,780
Total Investments — 111.9%(1)
(Cost $301,771,876)		286,002,022
Total Value of Options Written
(Premiums received $474,390)(10) — (0.0)%(1)		(128,851)
Forward Currency Contracts — 0.1%(1)
$7,878,796 notional — net unrealized appreciation(6)		293,000
Other Assets and Liabilities — 0.3%(1)		867,872
Credit Facility Borrowings — (12.3)%(1)		(31,500,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$255,534,043

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(5)	All or a portion of the security is segregated as collateral for forward currency contracts.
(6)	See Schedule of Forward Currency Contracts and Note 12 to the financial statements for further disclosure.
(7)	Restricted securities have a total fair value of $3,008,629, which represents 1.2% of net assets. See Note 6 to the financial statements for further disclosure.
(8)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(9)	Rate indicated is the current yield as of May 31, 2019.
(10)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

34	Tortoise

2019 2nd Quarter Report | May 31, 2019

Schedule of Interest Rate Swap Contracts (unaudited)
May 31, 2019

TYG
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by TYG	Floating Rate Received by TYG	Unrealized Depreciation
The Bank of Nova Scotia	09/02/2021	$10,000,000	2.381%	1-month U.S. Dollar LIBOR	$(124,941)

TPZ
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by TPZ	Floating Rate Received by TPZ	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	11/29/2019	$6,000,000	1.330%	3-month U.S. Dollar LIBOR	$32,774
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	(399)
		$9,000,000			$32,375

Schedule of Forward Currency Contracts (unaudited)
May 31, 2019

TEAF		Contract Amount
Counterparty	Settlement Date	Purchases (000’s)	Sales (000’s)	Unrealized Appreciation
Morgan Stanley & Co. LLC	6/19/19	USD4,267	GBP3,250	$157,559
Morgan Stanley & Co. LLC	6/19/19	USD2,132	GBP1,625	77,886
Morgan Stanley & Co. LLC	6/19/19	USD1,480	GBP1,125	57,555
				$293,000

USD = U.S. Dollars
GBP = British Pounds

See accompanying Notes to Financial Statements.

Tortoise	35

Schedule of Options Written (unaudited)
May 31, 2019

TYG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Andeavor Logistics LP	June 2019	$37.50	1,513	$5,673,750	$(94,562)
BP Midstream Partners LP	June 2019	15.50	400	620,000	(7,696)
Phillips 66 Partners LP	June 2019	50.80	275	1,397,000	(4,487)
Phillips 66 Partners LP	June 2019	50.90	275	1,399,750	(4,161)
Plains All American Pipeline, L.P.	June 2019	25.30	2,285	5,781,050	(6,665)
Targa Resources Corp.	June 2019	45.70	2,645	12,087,650	(6,387)
Western Midstream Partners, LP	June 2019	33.00	3,652	12,051,600	(54,780)
Total Value of Call Options Written (Premiums received $259,996)				$39,010,800	$(178,738)

NTG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Andeavor Logistics LP	June 2019	$37.50	2,174	$8,152,500	$(135,875)
Antero Midstream Partners LP	June 2019	15.00	9	13,500	(67)
BP Midstream Partners LP	June 2019	15.50	600	930,000	(11,544)
Plains All American Pipeline LP	June 2019	25.30	3,280	8,298,400	(9,568)
Phillips 66 Partners LP	June 2019	50.80	395	2,006,600	(6,445)
Phillips 66 Partners LP	June 2019	50.90	395	2,010,550	(5,977)
Targa Resources Corp.	June 2019	45.70	3,784	17,292,880	(9,137)
Western Gas Equity Partners	June 2019	33.00	5,232	17,265,600	(78,480)
Total Value of Call Options Written (Premiums received $373,547)				$55,970,030	$(257,093)

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Antero Resources Corporation	June 2019	$8.50	518	$440,300	$(560)
Cabot Oil & Gas Corporation	June 2019	27.50	383	1,053,250	(3,725)
Carrizo Oil & Gas, Inc.	June 2019	13.45	194	260,930	(661)
Carrizo Oil & Gas, Inc.	June 2019	13.80	154	212,520	(391)
Cimarex Energy Co.	June 2019	72.75	144	1,047,600	(439)
Concho Resources Inc.	June 2019	120.00	144	1,728,000	(2,160)
Continental Resources, Inc.	June 2019	45.00	159	715,500	(1,192)
Diamondback Energy, Inc.	June 2019	116.50	58	675,700	(1,010)
EOG Resources, Inc.	June 2019	100.00	166	1,660,000	(996)
EOG Resources, Inc.	June 2019	98.50	27	265,950	(405)
Encana Corporation	June 2019	7.20	748	538,560	(678)
EQT Corporation	June 2019	22.20	298	661,560	(1,152)
Noble Energy, Inc.	June 2019	24.50	247	605,150	(1,392)
Parsley Energy, Inc.	June 2019	22.00	208	457,600	(1,207)
PDC Energy, Inc.	June 2019	40.00	76	304,000	(2,090)
Pioneer Natural Resources Company	June 2019	162.50	51	828,750	(4,080)
Range Resources Corporation	June 2019	9.90	637	630,630	(2,223)
Viper Energy Partners LP	June 2019	33.00	770	2,541,000	(5,390)
WPX Energy, Inc.	June 2019	13.00	203	263,900	(2,030)
WPX Energy, Inc.	June 2019	13.50	1,302	1,757,700	(3,973)
Total Value of Call Options Written (Premiums received $362,586)				$16,648,600	$(35,754)

See accompanying Notes to Financial Statements.

36	Tortoise

2019 2nd Quarter Report | May 31, 2019

Schedule of Options Written (unaudited) (continued)
May 31, 2019

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Antero Resources Corporation	June 2019	$8.55	7,569	$6,471,495	$(7,431)
Apache Corp.	June 2019	33.70	968	3,262,160	(2,378)
Cabot Oil & Gas Corporation	June 2019	28.50	4,862	13,856,700	(21,494)
Carrizo Oil & Gas, Inc.	June 2019	14.00	549	768,600	(1,647)
Carrizo Oil & Gas, Inc.	June 2019	14.15	3,349	4,738,835	(6,422)
Centennial Resource Development, Inc.	June 2019	11.35	1,730	1,963,550	(6,951)
Cimarex Energy Co.	June 2019	76.40	535	4,087,400	(645)
Concho Resources Inc.	June 2019	125.00	674	8,425,000	(6,066)
Continental Resources, Inc.	June 2019	47.15	1,866	8,798,190	(1,042)
Devon Energy Corporation	June 2019	34.50	2,164	7,465,800	(7,574)
Diamondback Energy, Inc.	June 2019	121.50	697	8,468,550	(5,902)
Encana Corporation	June 2019	7.40	9,479	7,014,460	(6,486)
EOG Resources, Inc.	June 2019	102.00	700	7,140,000	(6,650)
EQT Corporation	June 2019	23.30	5,201	12,118,330	(8,299)
Marathon Oil Corporation	June 2019	17.30	1,061	1,835,530	(510)
Noble Energy, Inc.	June 2019	26.80	1,546	4,143,280	(3,552)
Occidental Petroleum Corporation	June 2019	58.00	680	3,944,000	(5,100)
Occidental Petroleum Corporation	June 2019	58.50	743	4,346,550	(5,573)
Parsley Energy, Inc.	June 2019	23.15	3,197	7,401,055	(9,975)
PDC Energy, Inc.	June 2019	41.80	852	3,561,360	(1,024)
Pioneer Natural Resources Company	June 2019	170.00	675	11,475,000	(23,625)
Range Resources Corporation	June 2019	9.35	6,149	5,749,315	(39,737)
SM Energy Company	June 2019	17.50	606	1,060,500	(10,605)
Viper Energy Partners LP	June 2019	34.45	1,420	4,891,900	(2,760)
Whiting Petroleum Corporation	June 2019	25.00	301	752,500	(2,408)
Whiting Petroleum Corporation	June 2019	27.50	1,012	2,783,000	(6,072)
WPX Energy, Inc.	June 2019	14.50	4,775	6,923,750	(5,363)
Total Value of Call Options Written (Premiums received $1,665,649)				$153,446,810	$(205,291)

TEAF
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Antero Resources Corporation	June 2019	$8.30	3,026	$2,511,580	$(4,828)
Atlantica Yield PLC	June 2019	22.50	1,229	2,765,250	(6,145)
Cabot Oil & Gas Corporation	June 2019	28.50	2,156	6,144,600	(9,531)
Cheniere Energy Inc.	June 2019	73.00	859	6,270,700	(7,301)
Cimarex Energy Co.	June 2019	74.75	537	4,014,075	(970)
EQT Corporation	June 2019	23.00	2,733	6,285,900	(27,330)
NextEra Energy Partners LP	June 2019	47.50	340	1,615,000	(7,594)
Noble Energy, Inc.	June 2019	25.80	2,240	5,779,200	(9,629)
Range Resources Corporation	June 2019	9.65	2,555	2,465,575	(11,697)
Targa Resources Corp.	June 2019	45.00	1,360	6,120,000	(23,800)
TerraForm Power Inc	June 2019	14.40	1,000	1,440,000	(20,026)
Total Value of Call Options Written (Premiums received $474,390)				$45,411,880	$(128,851)

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Assets & Liabilities (unaudited)
May 31, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$2,078,857,117	$1,491,962,960
Investments in affiliated securities at fair value(3)	10,890,608	—
Cash	—	—
Receivable for Adviser fee waiver	—	—
Receivable for investments sold	751,147	3,142,882
Unrealized appreciation of interest rate swap contracts, net	—	—
Unrealized appreciation of forward currency contracts	—	—
Dividends, distributions and interest receivable from investments	522,888	311,051
Tax reclaims receivable	—	—
Escrow receivable	1,629,107	—
Current tax asset	15,384,855	1,885,357
Prepaid expenses and other assets	728,576	190,224
Total assets	2,108,764,298	1,497,492,474
Liabilities
Call options written, at fair value(4)	178,738	257,093
Payable to Adviser	3,479,261	2,474,641
Accrued directors’ fees and expenses	88,388	76,334
Payable for investments purchased	868,963	—
Accrued expenses and other liabilities	8,515,704	4,149,660
Unrealized depreciation of interest rate swap contracts	124,941	—
Deferred tax liability	192,370,487	77,751,092
Credit facility borrowings	138,700,000	83,300,000
Senior notes, net(5)	379,492,716	311,683,241
Mandatory redeemable preferred stock, net(6)	163,998,744	131,530,838
Total liabilities	887,817,942	611,222,899
Net assets applicable to common stockholders	$1,220,946,356	$886,269,575
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$53,635	$63,208
Additional paid-in capital	765,443,144	648,282,984
Total distributable earnings (loss)	455,449,577	237,923,383
Net assets applicable to common stockholders	$1,220,946,356	$886,269,575
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	53,635,054	63,208,377
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$22.76	$14.02

(1) Consolidated Statement of Assets and Liabilities
(See Note 13 to the financial statements for further disclosure)
(2) Investments in unaffiliated securities at cost	$1,917,780,159	$1,428,510,719
(3) Investments in affiliated securities at cost	$54,572,772	$—
(4) Call options written, premiums received	$259,996	$373,547
(5) Deferred debt issuance and offering costs	$507,284	$316,759
(6) Deferred offering costs	$1,001,256	$469,162

See accompanying Notes to Financial Statements.

38	Tortoise

2019 2nd Quarter Report | May 31, 2019

Tortoise Essential Assets Income Term Fund

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$220,965,068	$123,111,836	$195,200,023	$286,002,022
—	—	—	—
—	—	—	54,780
—	—	—	124,027
1,020,184	—	703,028	—
—	—	32,375	—
—	—	—	293,000
404,049	83,422	1,758,304	1,345,738
—	—	12,238	208,614
—	—	—	—
—	—	—	—
108,940	34,162	25,379	11,785
222,498,241	123,229,420	197,731,347	288,039,966

35,754	205,291	—	128,851
427,237	277,348	317,940	669,782
58,181	56,363	55,267	8,939
1,222,507	—	510,222	29,656
767,562	370,760	463,350	168,695
—	—	—	—
—	—	—	—
13,100,000	34,600,000	56,600,000	31,500,000
33,911,682	—	—	—
15,913,939	—	—	—
65,436,862	35,509,762	57,946,779	32,505,923
$157,061,379	$87,719,658	$139,784,568	$255,534,043

$10,016	$14,768	$6,951	$13,491
198,097,720	226,727,896	128,974,298	268,345,262
(41,046,357)	(139,023,006)	10,803,319	(12,824,710)
$157,061,379	$87,719,658	$139,784,568	$255,534,043

100,000,000	100,000,000	100,000,000	100,000,000
10,016,413	14,767,968	6,951,333	13,491,127

$15.68	$5.94	$20.11	$18.94

$240,709,015	$151,677,435	$185,304,509	$301,771,876
$—	$—	$—	$—
$362,586	$1,665,649	$—	$474,390
$88,318	$—	$—	$—
$86,061	$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Operations (unaudited)
Period from December 1, 2018 through May 31, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$68,943,328	$49,571,347
Dividends and distributions from common stock	13,900,126	10,996,974
Dividends and distributions from preferred stock	4,045,086	2,651,791
Dividends and distributions from electronically traded funds	—	—
Dividends and distributions from private investments	23,215,960	—
Less return of capital on distributions(3)	(95,770,474)	(56,703,702)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	14,334,026	6,516,410
Interest from corporate bonds	—	—
Dividends from money market mutual funds	4,536	3,249
Total Investment Income	14,338,562	6,519,659
Operating Expenses
Advisory fees	10,080,145	7,163,766
Administrator fees	246,290	230,475
Professional fees	192,739	131,152
Directors’ fees	91,078	77,696
Stockholder communication expenses	94,583	65,141
Custodian fees and expenses	44,840	32,557
Fund accounting fees	43,842	39,684
Registration fees	27,168	30,509
Stock transfer agent fees	7,144	8,159
Franchise fees	1,920	—
Other operating expenses	85,044	42,667
Total Operating Expenses	10,914,793	7,821,806
Leverage Expenses
Interest expense	9,157,216	7,429,634
Distributions to mandatory redeemable preferred stockholders	3,460,000	2,684,266
Amortization of debt issuance costs	206,963	125,089
Other leverage expenses	123,259	60,567
Total Leverage Expenses	12,947,438	10,299,556
Total Expenses	23,862,231	18,121,362
Less fees waived by Adviser (Note 4)	(16,438)	(303,806)
Net Expenses	23,845,793	17,817,556
Net Investment Income (Loss), before Income Taxes	(9,507,231)	(11,297,897)
Deferred tax benefit	1,365,882	1,961,830
Net Investment Income (Loss)	(8,141,349)	(9,336,067)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	(743,137)	(48,279,912)
Net realized gain (loss) on options	1,644,369	1,344,927
Net realized gain on interest rate swap settlements	3,230	—
Net realized gain (loss) on foreign currency and translation
of other assets and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	904,462	(46,934,985)
Current tax (expense) benefit	(190,240)	1,413,172
Deferred tax (expense) benefit	(19,289)	9,354,850
Net realized gain (loss)	694,933	(36,166,963)
Net unrealized appreciation (depreciation) of investments in unaffiliated securities	54,258,020	90,644,853
Net unrealized depreciation of investments in affiliated securities	(12,017,227)	—
Net unrealized appreciation (depreciation) of options	509,525	419,372
Net unrealized depreciation of interest rate swap contracts	(233,824)	—
Net unrealized appreciation of forward currency contracts	—	—
Net unrealized depreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation (depreciation), before income taxes	42,516,494	91,064,225
Deferred tax expense	(4,154,553)	(20,892,339)
Net unrealized appreciation (depreciation)	38,361,941	70,171,886
Net Realized and Unrealized Gain (Loss)	39,056,874	34,004,923
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$30,915,525	$24,668,856

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Fund commenced operations on March 29, 2019.
(3)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

40	Tortoise

2019 2nd Quarter Report | May 31, 2019

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)(2)

$2,379,187	$783,816	$1,986,188	$1,127,119
5,220,095	758,458	1,579,569	2,373,262
247,359	94,857	208,418	34,012
—	—	—	382,884
—	—	—	—
(5,792,198)	(1,110,155)	(3,103,507)	(1,757,350)
(200,689)	(2,666)	(27,730)	(200,991)
1,853,754	524,310	642,938	1,958,936
—	—	2,737,639	548,820
3,069	10,373	2,721	89,024
1,856,823	534,683	3,383,298	2,596,780

1,248,510	858,277	922,982	669,782
51,650	37,460	44,862	20,290
82,438	81,053	82,887	37,986
57,974	56,117	55,003	8,939
34,601	24,456	45,601	12,897
9,327	7,307	5,083	1,829
20,553	21,394	15,202	5,621
12,427	12,571	12,157	7,408
6,694	6,396	7,552	2,857
—	—	—	—
19,610	19,312	12,052	4,087
1,543,784	1,124,343	1,203,381	771,696

895,054	720,877	895,575	138,640
369,943	—	—	—
21,000	—	—	—
9,485	—	—	—
1,295,482	720,877	895,575	138,640
2,839,266	1,845,220	2,098,956	910,336
—	—	—	(124,027)
2,839,266	1,845,220	2,098,956	786,309
(982,443)	(1,310,537)	1,284,342	1,810,471
—	—	—	—
(982,443)	(1,310,537)	1,284,342	1,810,471

(12,440,063)	(54,894,052)	358,252	(22,966)
(49,784)	546,870	—	566,365
—	—	47,651	—

2,430	—	—	(47,560)
(12,487,417)	(54,347,182)	405,903	495,839
—	—	—	—
—	—	—	—
(12,487,417)	(54,347,182)	405,903	495,839
15,479,443	23,348,100	6,079,855	(14,878,750)
—	—	—	—
13,837	(111,624)	—	345,539
—	—	(96,255)	—
—	—	—	293,000
(355)	—	(204)	(890,809)
15,492,925	23,236,476	5,983,396	(15,131,020)
—	—	—	—
15,492,925	23,236,476	5,983,396	(15,131,020)
3,005,508	(31,110,706)	6,389,299	(14,635,181)

$2,023,065	$(32,421,243)	$7,673,641	$(12,824,710)

See accompanying Notes to Financial Statements.

Tortoise	41

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)		Tortoise Midstream Energy Fund, Inc.
	Period from		Period from
	December 1, 2018	Year Ended	December 1, 2018	Year Ended
	through	November 30,	through	November 30,
	May 31, 2019	2018	May 31, 2019	2018
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(8,141,349)	$(25,739,125)	$(9,336,067)	$(22,743,508)
Net realized gain (loss)	694,933	42,564,712	(36,166,963)	46,530,162
Net unrealized appreciation (depreciation)	38,361,941	79,528,704	70,171,886	(946,809)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	30,915,525	96,354,291	24,668,856	22,839,845
Distributions to Common Stockholders
From distributable earnings	—	—	—	—
From tax return of capital	(70,261,920)	(138,297,758)	(53,411,079)	(86,693,300)
Total distributions to common stockholders	(70,261,920)	(138,297,758)	(53,411,079)	(86,693,300)
Capital Stock Transactions
Proceeds from issuance of common shares
through offerings	—	114,529,368	—	230,973,008
Underwriting discounts and offering expenses
associated with the issuance of common stock	(6,953)	(349,970)	(21,176)	(8,891,735)
Issuance of common shares from reinvestment
of distributions to stockholders	—	6,535,303	—	2,720,036
Net increase (decrease) in net assets applicable
to common stockholders from capital stock
transactions	(6,953)	120,714,701	(21,176)	224,801,309
Total increase (decrease) in net assets applicable
to common stockholders	(39,353,348)	78,771,234	(28,763,399)	160,947,854
Net Assets
Beginning of period	1,260,299,704	1,181,528,470	915,032,974	754,085,120
End of period	$1,220,946,356	$1,260,299,704	$886,269,575	$915,032,974

Transactions in common shares
Shares outstanding at beginning of period	53,635,054	49,379,408	63,208,377	47,246,780
Shares issued through offerings	—	4,013,693	—	15,802,094
Shares issued through reinvestment of distributions	—	241,953	—	159,503
Shares outstanding at end of period	53,635,054	53,635,054	63,208,377	63,208,377

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).
(2)	Commencement of operations.

See accompanying Notes to Financial Statements.

42	Tortoise

2019 2nd Quarter Report | May 31, 2019

						Tortoise
						Essential Assets
				Tortoise Power and Energy		Income Term
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.		Fund(1)
Period from		Period from		Period from		Period from
December 1, 2018	Year Ended	December 1, 2018	Year Ended	December 1, 2018	Year Ended	March 29, 2019(2)
through	November 30,	through	November 30,	through	November 30,	through
May 31, 2019	2018	May 31, 2019	2018	May 31, 2019	2018	May 31, 2019
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$(982,443)	$(1,506,036)	$(1,310,537)	$(4,228,300)	$1,284,342	$1,683,994	$1,810,471
(12,487,417)	(374,310)	(54,347,182)	3,657,227	405,903	9,007,176	495,839
15,492,925	(7,108,381)	23,236,476	(30,476,293)	5,983,396	(11,182,556)	(15,131,020)

2,023,065	(8,988,727)	(32,421,243)	(31,047,366)	7,673,641	(491,386)	(12,824,710)

(455,278)	(428,639)	—	—	(5,213,501)	(10,427,000)	—
(7,708,099)	(15,898,114)	(12,875,238)	(25,586,654)	—	—	(1,463,787)
(8,163,377)	(16,326,753)	(12,875,238)	(25,586,654)	(5,213,501)	(10,427,000)	(1,463,787)

—	—	—	—	—	—	269,722,540

—	—	—	—	—	—	—

—	—	527,905	1,233,701	—	—	—

—	—	527,905	1,233,701	—	—	269,722,540

(6,140,312)	(25,315,480)	(44,768,576)	(55,400,319)	2,460,140	(10,918,386)	255,434,043

163,201,691	188,517,171	132,488,234	187,888,553	137,324,428	148,242,814	100,000
$157,061,379	$163,201,691	$87,719,658	$132,488,234	$139,784,568	$137,324,428	$255,534,043

10,016,413	10,016,413	14,696,260	14,583,662	6,951,333	6,951,333	—
—	—	—	—	—	—	13,491,127
—	—	71,708	112,598	—	—	—
10,016,413	10,016,413	14,767,968	14,696,260	6,951,333	6,951,333	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	43

Statements of Cash Flows (unaudited)
Period from December 1, 2018 through May 31, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$110,017,285	$63,157,738
Purchases of long-term investments	(350,193,624)	(216,511,876)
Proceeds from sales of long-term investments	301,419,961	212,439,175
Sales (purchases) of short-term investments, net	60,381	131,419
Increase in cash held at broker	—	—
Call options written, net	1,432,923	1,367,929
Payments on interest rate swap contracts, net	3,230	—
Interest received on securities sold, net	—	—
Interest expense paid	(9,018,836)	(7,408,884)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(2,686,948)
Other leverage expenses paid	—	(2,147)
Income taxes paid	(695,516)	(4,500)
Operating expenses paid	(10,896,930)	(7,168,495)
Net cash provided by (used in) operating activities	38,668,874	43,313,411
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	31,600,000	10,200,000
Debt issuance costs	—	(81,156)
Issuance of common stock	—	—
Common stock issuance costs	(6,953)	(21,176)
Distributions paid to common stockholders	(70,261,921)	(53,411,079)
Net cash provided by (used in) financing activities	(38,668,874)	(43,313,411)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).
(2)	Fund commenced operations on March 29, 2019.

See accompanying Notes to Financial Statements.

44	Tortoise

2019 2nd Quarter Report | May 31, 2019

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)(2)

$7,834,672	$1,601,067	$6,390,827	$3,283,898
(26,892,456)	(158,611,124)	(28,885,674)	(308,567,168)
36,929,058	194,059,187	26,262,396	5,693,799
92,276	16,003	81,793	(644,780)
—	—	—	54,780
(199,975)	(194,469)	—	1,040,755
—	—	47,651	—
—	—	129,682	(590,981)
(868,131)	(823,179)	(865,465)	(58,903)
(356,431)	—	—	—
—	—	—	—
—	—	—	—
(1,532,555)	(1,200,138)	(1,147,710)	(15,373)
15,006,458	34,847,347	2,013,500	(299,803,973)

(6,700,000)	(22,500,000)	3,200,000	31,500,000
(143,081)	—	—	—
—	—	—	269,822,540
—	—	—	—
(8,163,377)	(12,347,347)	(5,213,500)	(1,463,787)
(15,006,458)	(34,847,347)	(2,013,500)	299,858,753
—	—	—	54,780
—	—	—	—
$—	$—	$—	$54,780

See accompanying Notes to Financial Statements.

Tortoise	45

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2018 through May 31, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$30,915,525	$24,668,856
Adjustments to reconcile net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(327,818,404)	(216,511,876)
Proceeds from sales of long-term investments	302,171,108	215,582,057
Sales (purchases) of short-term investments, net	60,381	131,419
Increase in cash held at broker	—	—
Call options written, net	1,432,923	1,367,929
Return of capital on distributions received	95,770,474	56,703,702
Deferred tax expense	2,807,960	9,575,659
Net unrealized (appreciation) depreciation	(42,516,494)	(91,064,225)
Amortization (accretion) of market premium (discount), net	—	—
Net realized (gain) loss	(901,232)	46,934,985
Amortization of debt issuance costs	206,963	125,089
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(91,751)	(65,623)
Increase in current tax asset	(505,276)	(1,417,672)
Increase in receivable for investments sold	(751,147)	(3,142,882)
(Increase) decrease in prepaid expenses and other assets	22,593	(15,964)
Increase (decrease) in payable for investments purchased	(22,375,220)	—
Increase (decrease) in payable to Adviser, net of fees waived	(50,427)	324,200
Increase (decrease) in accrued expenses and other liabilities	290,898	117,757
Total adjustments	7,753,349	18,644,555
Net cash provided by (used in) operating activities	$38,668,874	$43,313,411
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).
(2)	Fund commenced operations on March 29, 2019.

See accompanying Notes to Financial Statements.

46	Tortoise

2019 2nd Quarter Report | May 31, 2019

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)(2)

$2,023,065	$(32,421,243)	$7,673,641	$(12,824,710)

(27,177,289)	(158,611,124)	(28,948,618)	(308,596,824)
37,949,242	194,059,187	26,768,812	5,693,799
92,276	16,003	81,793	(644,780)
—	—	—	54,780
(199,975)	(194,469)	—	1,040,755
5,792,198	1,110,155	3,103,507	1,757,350
—	—	—	—
(15,492,925)	(23,236,476)	(5,983,396)	15,131,020
—	—	177,467	(34,833)
12,487,417	54,347,182	(358,252)	(495,839)
21,000	—	—	—

185,651	(43,771)	(143,763)	(1,626,380)
—	—	—	—
(1,020,184)	—	(506,416)	—
(19,560)	(21,286)	(16,301)	(11,785)
284,833	—	62,944	29,656
(29,183)	(121,847)	4,680	545,755
109,892	(34,964)	97,402	178,063
12,983,393	67,268,590	(5,660,141)	(286,979,263)
$15,006,458	$34,847,347	$2,013,500	$(299,803,973)

$—	$527,905	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	47

TYG Financial Highlights

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.50	$23.93	$28.83	$29.28	$49.34	$43.36
Income (Loss) from Investment Operations
Net investment loss(2)	(0.15)	(0.49)	(0.65)	(0.78)	(0.62)	(0.66)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	0.72	2.59	(1.64)	2.94	(16.85)	9.01
Total income (loss) from investment
operations	0.57	2.10	(2.29)	2.16	(17.47)	8.35
Distributions to Common Stockholders
From return of capital	(1.31)	(2.62)	(2.62)	(2.62)	(2.59)	(2.38)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.09	0.01	0.01	(0.00)	0.01
Net Asset Value, end of period	$22.76	$23.50	$23.93	$28.83	$29.28	$49.34
Per common share market value,
end of period	$21.90	$22.59	$25.86	$30.63	$26.57	$46.10
Total investment return based on
market value(4)(5)	2.63%	(3.42)%	(7.49)%	26.21%	(37.86)%	(2.54)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,220,946	$1,260,300	$1,181,528	$1,412,274	$1,405,733	$2,369,068
Average net assets (000’s)	$1,270,446	$1,388,683	$1,406,724	$1,345,764	$1,974,038	$1,837,590
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.59%	1.58%	1.74%	1.74%	1.76%	1.65%
Other operating expenses	0.13	0.13	0.12	0.12	0.10	0.13
Total operating expenses,
before fee waiver	1.72	1.71	1.86	1.86	1.86	1.78
Fee waiver(7)	(0.00)	(0.04)	(0.00)	(0.01)	—	(0.00)
Total operating expenses	1.72	1.67	1.86	1.85	1.86	1.78
Leverage expenses	2.05	1.87	1.78	2.29	1.75	1.38
Income tax expense (benefit)(8)	0.47	(11.02)	(5.28)	4.64	(24.50)	7.81
Total expenses	4.24%	(7.48)%	(1.64)%	8.78%	(20.89)%	10.97%

See accompanying Notes to Financial Statements.

48	Tortoise

2019 2nd Quarter Report | May 31, 2019

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.29)%	(1.89)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.29)%	(1.85)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%
Portfolio turnover rate(4)	14.40%	17.96%	20.38%	24.23%	12.94%	15.33%
Credit facility borrowings,
end of period (000’s)	$138,700	$107,100	$112,700	$109,300	$66,000	$162,800
Senior notes, end of period (000’s)	$380,000	$380,000	$412,500	$442,500	$545,000	$544,400
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$165,000	$295,000	$224,000
Per common share amount of senior
notes outstanding, end of period	$7.08	$7.08	$8.35	$9.03	$11.35	$11.34
Per common share amount of net assets,
excluding senior notes, end of period	$29.84	$30.58	$32.28	$37.86	$40.63	$60.68
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,672	$3,926	$3,564	$3,858	$3,784	$4,667
Asset coverage ratio of senior notes and
credit facility borrowings(9)	367%	393%	356%	386%	378%	467%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$28	$29	$27	$30	$26	$35
Asset coverage ratio of preferred stock(10)	279%	293%	271%	297%	255%	354%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 for the period from December 1, 2018 through May 31, 2019. Represents premium on shelf offerings of $0.10 per share, less the underwriting and offering costs of $0.01 per share, for the year ended November 30, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the period from December 1, 2018 through May 31, 2019 and the years ended November 30, 2017 and 2014.
(8)	For the period from December 1, 2018 through May 31, 2019, TYG accrued $190,240 for current income tax expense and $2,807,960 for net deferred income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	49

NTG Financial Highlights

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$14.48	$15.96	$19.22	$18.65	$29.83	$28.00
Income (Loss) from Investment Operations
Net investment loss(2)	(0.15)	(0.43)	(0.42)	(0.46)	(0.32)	(0.54)
Net realized and unrealized gain (loss)
on investments(2)	0.54	1.36	(1.15)	2.72	(9.17)	4.06
Total income (loss) from investment
operations	0.39	0.93	(1.57)	2.26	(9.49)	3.52
Distributions to Common Stockholders
From return of capital	(0.85)	(1.69)	(1.69)	(1.69)	(1.69)	(1.69)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	(0.72)	—	(0.00)	(0.00)	—
Net Asset Value, end of period	$14.02	$14.48	$15.96	$19.22	$18.65	$29.83
Per common share market value,
end of period	$13.21	$13.72	$15.90	$18.90	$16.18	$27.97
Total investment return based on
market value(4)(5)	2.34%	(4.10)%	(7.67)%	27.99%	(37.08)%	9.08%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$886,270	$915,033	$754,085	$904,866	$876,409	$1,401,926
Average net assets (000’s)	$923,714	$887,014	$892,196	$862,527	$1,174,085	$1,404,751
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.56%	1.54%	1.61%	1.56%	1.56%	1.48%
Other operating expenses	0.14	0.15	0.14	0.16	0.12	0.10
Total operating expenses,
before fee waiver	1.70	1.69	1.75	1.72	1.68	1.58
Fee waiver	(0.07)	(0.09)	—	(0.01)	(0.09)	(0.16)
Total operating expenses	1.63	1.60	1.75	1.71	1.59	1.42
Leverage expenses	2.24	1.98	1.89	1.95	1.42	1.09
Income tax expense (benefit)(7)	1.77	(6.09)	(4.33)	7.25	(21.92)	7.04
Total expenses	5.64%	(2.51)%	(0.69)%	10.91%	(18.91)%	9.55%

See accompanying Notes to Financial Statements.

50	Tortoise

2019 2nd Quarter Report | May 31, 2019

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.09)%	(2.65)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.02)%	(2.56)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%
Portfolio turnover rate(4)	14.40%	13.67%	20.94%	35.47%	17.54%	18.09%
Credit facility borrowings,
end of period (000’s)	$83,300	$73,100	$49,800	$46,800	$62,800	$68,900
Senior notes, end of period (000’s)	$312,000	$312,000	$284,000	$284,000	$348,000	$348,000
Preferred stock, end of period (000’s)	$132,000	$132,000	$110,000	$110,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$4.94	$4.94	$6.01	$6.03	$7.40	$7.40
Per common share amount of net assets,
excluding senior notes, end of period	$18.96	$19.42	$21.97	$25.25	$26.05	$37.23
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,576	$3,719	$3,589	$4,068	$3,353	$4,579
Asset coverage ratio of senior notes and
credit facility borrowings(8)	358%	372%	359%	407%	335%	458%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$67	$69	$67	$76	$69	$94
Asset coverage ratio of preferred stock(9)	268%	277%	270%	305%	275%	377%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offerings costs of less than $0.01 for the period from December 1, 2018 through May 31, 2019. Represents the discounts on shares issued through rights offerings of $0.55, plus the underwriting and offering costs of $0.17 per share for the year ended November 30, 2018. Represents less than $0.01 per share for the years ended November 30, 2016 and 2015.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2018 to May 31, 2019, NTG accrued $1,413,172 for current tax benefit and $9,575,659 for net deferred income tax expense. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	51

TTP Financial Highlights

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$16.29	$18.82	$23.42	$19.71	$35.04	$30.33
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.10)	(0.15)	(0.05)	0.04	0.22	0.08
Net realized and unrealized gain (loss)(2)	0.31	(0.75)	(2.92)	5.30	(13.60)	6.26
Total income (loss) from investment
operations	0.21	(0.90)	(2.97)	5.34	(13.38)	6.34
Distributions to Common Stockholders
From net investment income	(0.05)	(0.04)	(0.05)	(0.38)	(0.34)	(0.02)
From net realized gains from
investment transactions	—	—	(0.25)	(1.25)	(1.61)	(1.61)
From return of capital	(0.77)	(1.59)	(1.33)	—	—	—
Total distributions to common
stockholders	(0.82)	(1.63)	(1.63)	(1.63)	(1.95)	(1.63)
Net Asset Value, end of period	$15.68	$16.29	$18.82	$23.42	$19.71	$35.04
Per common share market value,
end of period	$14.02	$14.33	$17.01	$21.55	$17.47	$32.50
Total investment return based on
market value(3)(4)	3.43%	(7.03)%	(14.18)%	34.89%	(41.19)%	21.68%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$157,061	$163,202	$188,517	$234,539	$197,443	$350,975
Average net assets (000’s)	$165,063	$188,518	$219,359	$192,888	$292,473	$357,486
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.52%	1.51%	1.43%	1.48%	1.44%	1.37%
Other operating expenses	0.36	0.32	0.26	0.29	0.22	0.18
Total operating expenses,
before fee waiver	1.88	1.83	1.69	1.77	1.66	1.55
Fee waiver	—	—	(0.00)	(0.07)	(0.14)	(0.19)
Total operating expenses	1.88	1.83	1.69	1.70	1.52	1.36
Leverage expenses	1.57	1.40	1.06	1.23	0.93	0.75
Total expenses	3.45%	3.23%	2.75%	2.93%	2.45%	2.11%

See accompanying Notes to Financial Statements.

52	Tortoise

2019 2nd Quarter Report | May 31, 2019

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(1.19)%	(0.80)%	(0.21)%	0.12%	0.60%	0.02%
Ratio of net investment income (loss)
to average net assets after fee waiver(5)	(1.19)%	(0.80)%	(0.21)%	0.19%	0.74%	0.21%
Portfolio turnover rate(3)	12.06%	14.27%	24.23%	90.22%	18.84%	18.45%
Credit facility borrowings,
end of period (000’s)	$13,100	$19,800	$19,300	$16,600	$16,900	$26,000
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$34,000	$54,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$3.39	$5.39	$4.89
Per common share amount of net assets,
excluding senior notes, end of period	$19.07	$19.68	$22.21	$26.81	$25.10	$39.93
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$4,674	$4,331	$4,837	$5,951	$4,010	$5,893
Asset coverage ratio of senior notes and
credit facility borrowings(6)	467%	433%	484%	595%	401%	589%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$87	$83	$93	$113	$82	$121
Asset coverage ratio of preferred stock(7)	349%	334%	372%	452%	327%	486%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	53

NDP Financial Highlights

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$9.02	$12.88	$16.95	$15.53	$22.76	$26.49
Income (Loss) from Investment Operations
Net investment loss(2)	(0.09)	(0.29)	(0.20)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)(2)	(2.11)	(1.82)	(2.12)	3.29	(5.38)	(1.86)
Total income (loss) from investment
operations	(2.20)	(2.11)	(2.32)	3.17	(5.48)	(1.98)
Distributions to Common Stockholders
From net investment income(3)	—	—	—	—	(0.00)	(0.00)
From net realized gains from
investment transactions	—	—	—	—	—	(1.66)
From return of capital	(0.88)	(1.75)	(1.75)	(1.75)	(1.75)	(0.09)
Total distributions to common
stockholders	(0.88)	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$5.94	$9.02	$12.88	$16.95	$15.53	$22.76

Per common share market value,
end of period	$7.40	$9.00	$12.39	$15.85	$13.18	$21.29
Total investment return based on
market value(4)(5)	(7.69)%	(15.10)%	(11.04)%	36.27%	(31.05)%	(5.16)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$87,720	$132,488	$187,889	$246,088	$225,410	$330,458
Average net assets (000’s)	$115,065	$176,481	$209,940	$212,528	$288,672	$413,380
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.50%	1.50%	1.43%	1.42%	1.33%	1.25%
Other operating expenses	0.46	0.32	0.26	0.29	0.21	0.16
Total operating expenses,
before fee waiver	1.96	1.82	1.69	1.71	1.54	1.41
Fee waiver	—	—	(0.01)	(0.13)	(0.13)	(0.17)
Total operating expenses	1.96	1.82	1.68	1.58	1.41	1.24
Leverage expenses	1.26	0.99	0.56	0.37	0.21	0.14
Total expenses	3.22%	2.81%	2.24%	1.95%	1.62%	1.38%

See accompanying Notes to Financial Statements.

54	Tortoise

2019 2nd Quarter Report | May 31, 2019

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.28)%	(2.40)%	(1.41)%	(0.98)%	(0.61)%	(0.61)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.28)%	(2.40)%	(1.40)%	(0.85)%	(0.48)%	(0.44)%
Portfolio turnover rate(4)	101.91%	143.77%	64.88%	47.03%	15.63%	43.21%
Credit facility borrowings,
end of period (000’s)	$34,600	$57,100	$64,500	$63,800	$61,800	$56,200
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,535	$3,320	$3,913	$4,857	$4,647	$6,880
Asset coverage ratio of credit
facility borrowings(7)	354%	332%	391%	486%	465%	688%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	55

TPZ Financial Highlights

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$19.76	$21.33	$23.89	$21.23	$31.08	$28.12
Income (loss) from Investment Operations
Net investment income(2)	0.18	0.24	0.59	0.71	0.88	0.81
Net realized and unrealized gain (loss)(2)	0.92	(0.31)	(1.65)	3.49	(7.87)	3.65
Total income (loss) from investment
operations	1.10	(0.07)	(1.06)	4.20	(6.99)	4.46
Distributions to Common Stockholders
From net investment income	(0.75)	(1.50)	(1.04)	(1.29)	(0.91)	(0.90)
From net realized gains from
investment transactions	—	—	(0.36)	(0.25)	(1.95)	(0.60)
From return of capital	—	—	(0.10)	—	—	—
Total distributions to common
stockholders	(0.75)	(1.50)	(1.50)	(1.54)	(2.86)	(1.50)
Net Asset Value, end of period	$20.11	$19.76	$21.33	$23.89	$21.23	$31.08

Per common share market value,
end of period	$18.25	$17.17	$19.94	$21.43	$18.53	$26.90
Total investment return based on
market value(3)(4)	10.72%	(6.82)%	(0.27)%	25.57%	(22.54)%	14.94%
Total investment return based on
net asset value(3)(5)	6.02%	0.24%	(4.31)%	22.18%	(23.19)%	16.84%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$139,785	$137,324	$148,243	$166,073	$147,563	$216,048
Average net assets (000’s)	$140,618	$147,616	$162,708	$146,274	$187,752	$208,698
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.32%	1.29%	1.25%	1.27%	1.20%	1.12%
Other operating expenses	0.40	0.37	0.31	0.39	0.31	0.26
Total operating expenses,
before fee waiver	1.72	1.66	1.56	1.66	1.51	1.38
Fee waiver	—	—	—	—	(0.01)	(0.07)
Total operating expenses	1.72	1.66	1.56	1.66	1.50	1.31
Leverage expenses	1.27	0.98	0.59	0.44	0.26	0.19
Total expenses	2.99%	2.64%	2.15%	2.10%	1.76%	1.50%

See accompanying Notes to Financial Statements.

56	Tortoise

2019 2nd Quarter Report | May 31, 2019

	Period from
	December 1, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	1.83%	1.14%	2.51%	3.39%	3.25%	2.62%
Ratio of net investment income to
average net assets after fee waiver(6)	1.83%	1.14%	2.51%	3.39%	3.26%	2.69%
Portfolio turnover rate(3)	13.89%	31.41%	30.86%	40.61%	30.99%	18.39%
Credit facility borrowings,
end of period (000’s)	$56,600	$53,400	$53,400	$50,600	$49,900	$42,400
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,470	$3,572	$3,776	$4,282	$3,957	$6,095
Asset coverage ratio of senior notes
and credit facility borrowings(7)	347%	357%	378%	428%	396%	610%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	57

TEAF Financial Highlights

Period from
March 29, 2019(1)
through
May 31, 2019
(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.00
Income (loss) from Investment Operations
Net investment income	0.14
Net realized and unrealized loss	(1.09)
Total loss from investment operations	(0.95)
Distributions to Common Stockholders
From net investment income	(0.11)
From net realized gains from investment transactions	—
From return of capital	—
Total distributions to common stockholders	(0.11)
Net Asset Value, end of period	$18.94
Per common share market value, end of period	$18.45
Total investment return based on market value(3)(4)	(7.21)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$255,534
Average net assets (000’s)	$260,772
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.47%
Other operating expenses	0.22
Total operating expenses, before fee waiver	1.69
Fee waiver	(0.27)
Total operating expenses	1.42
Leverage expenses	0.30
Total expenses	1.72%

See accompanying Notes to Financial Statements.

58	Tortoise

2019 2nd Quarter Report | May 31, 2019

Period from
March 29, 2019(1)
through
May 31, 2019
(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	3.69%
Ratio of net investment income to average net assets after fee waiver(5)	3.96%
Portfolio turnover rate(3)	2.77%
Credit facility borrowings, end of period (000’s)	$31,500
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$9,112
Asset coverage ratio of senior notes and credit facility borrowings(6)	911%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.
(5)	Annualized.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	59

Notes to Financial Statements (unaudited)
May 31, 2019

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”) (formerly Tortoise MLP Fund, Inc.), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise Essential Assets Income Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation. TEAF commenced operations on March 29, 2019.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts shall be valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the Measurement Date, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

60	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2019. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,514,990,133	$—	$—	$1,514,990,133
Common Stock(a)	465,430,302	—	—	465,430,302
Preferred Stock(a)	66,990,416	—	31,274,403	98,264,819
Private Investments(a)	—	—	10,890,608	10,890,608
Short-Term Investment(b)	171,863	—	—	171,863
Total Assets	$2,047,582,714	$—	$42,165,011	$2,089,747,725

Liabilities
Interest Rate Swap Contracts	$—	$124,941	$—	$124,941
Written Call Options	29,396	149,342	—	178,738
Total Liabilities	$29,396	$274,283	$—	$303,679

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,057,537,358	$—	$—	$1,057,537,358
Common Stock(a)	370,407,748	—	—	370,407,748
Preferred Stock(a)	46,046,943	—	17,801,275	63,848,218
Short-Term Investment(b)	169,636	—	—	169,636
Total Assets	$1,474,161,685	$—	$17,801,275	$1,491,962,960

Liabilities
Written Call Options	$214,422	$42,671	$—	$257,093

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$157,745,694	$—	$—	$157,745,694
Master Limited Partnerships(a)	55,032,775	—	—	55,032,775
Preferred Stock(a)	3,138,094	—	4,922,917	8,061,011
Short-Term Investment(b)	125,588	—	—	125,588
Total Assets	$216,042,151	$—	$4,922,917	$220,965,068

Liabilities
Written Call Options	$18,343	$17,411	$—	$35,754

Tortoise	61

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$120,426,077	$—	$—	$120,426,077
Preferred Stock(a)	—	—	2,389,777	2,389,777
Short-Term Investment(b)	295,982	—	—	295,982
Total Assets	$120,722,059	$—	$2,389,777	$123,111,836

Liabilities
Written Call Options	$75,320	$129,971	$—	$205,291

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$101,118,792	$—	$101,118,792
Master Limited Partnerships(a)	44,789,754	—	—	44,789,754
Common Stock(a)	40,803,026	—	—	40,803,026
Preferred Stock(a)	4,514,022	—	3,785,148	8,299,170
Short-Term Investment(b)	189,281	—	—	189,281
Total Investments	90,296,083	101,118,792	3,785,148	195,200,023
Interest Rate Swap Contracts, net	—	32,375	—	32,375
Total Assets	$90,296,083	$101,151,167	$3,785,148	$195,232,398

TEAF:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$136,098,479	$—	$—	$136,098,479
Master Limited Partnerships(a)	54,963,948	—	—	54,963,948
Exchange-Traded Funds(a)	41,050,307	—	—	41,050,307
Corporate Bonds(a)	—	29,975,730	—	29,975,730
Preferred Bonds(a)	—	12,830,000	—	12,830,000
Preferred Stock(a)	4,286,528	—	—	4,286,528
Municipal Bond(a)	—	3,143,621	—	3,143,621
Construction Note(a)	—	—	3,008,629	3,008,629
Short-Term Investment(b)	644,780	—	—	644,780
Total Investments	237,044,042	45,949,351	3,008,629	286,002,022
Forward Currency Contracts	—	293,000	—	293,000
Total Assets	$237,044,042	$46,242,351	$3,008,629	$286,295,022

Liabilities
Written Call Options	$64,576	$64,275	$—	$128,851

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

62	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2019:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$29,426,431	$16,777,343	$4,909,451	$2,178,123	$3,761,271	$—
Purchases	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	1,847,972	1,023,932	13,466	211,654	23,877	—
Balance — end of period	$31,274,403	$17,801,275	$4,922,917	$2,389,777	$3,785,148	$—

Private Investments	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$36,836,183	$—	$—	$—	$—	$—
Purchases	4,109,367	—	—	—	—	—
Return of capital	(24,450,990)	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	5,888,401	—	—	—	—	—
Change in unrealized gain/loss	(11,492,353)	—	—	—	—	—
Balance — end of period	$10,890,608	$—	$—	$—	$—	$—

Construction Note	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$—
Purchases	—	—	—	—	—	3,252,410
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	(243,781)
Balance — end of period	$—	$—	$—	$—	$—	$3,008,629

	TYG	NTG	TTP	NDP	TPZ	TEAF
Change in unrealized
gain/loss on investments
still held at May 31, 2019	$(11,492,353)	$1,023,932	$13,466	$211,654	$23,877	$(243,781)

The Funds own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, and TPZ own units of preferred stock of SemGroup Corporation (“SEMG Pfd”) that were issued in a private placement transaction that closed on January 19, 2018. The preferred stock provides the purchaser an option to convert into common stock after 18 months at a price of $33.00 per share. In addition, the issuer can force conversion to common stock after 3 years at a price of $47.85 per share.

A lattice model is being utilized to determine fair value of the level 3 preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

Tortoise	63

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2019:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ	TEAF
Construction Note	$—	$—	$—	$—	$—	$3,008,629
Preferred Stock	$31,274,403	$17,801,275	$4,922,917	$2,389,777	$3,785,148	$—
Private Investments	$10,890,608	$—	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique		Unobservable Inputs			Input
Preferred Stock (TRGP Pfd)	Lattice model		Illiquidity spread			1.2500%
Preferred Stock (TRGP Pfd)	Lattice model		Seniority spread			0.2500%
Preferred Stock (SEMG Pfd)	Lattice model		Illiquidity & seniority spread			1.8618%
Private Investment (TK NYS Solar)	Discounted cash flows model		Post-contracted weighted average cost of capital			8.5000%
Construction Note	Discounted cash flows model		Risk spread			1.7500%
Construction Note	Discounted cash flows model		Illiquidity spread			1.7255%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2018, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2017 through November 30, 2018 based on the 2018 tax reporting information received. The impact of this adjustment is as follows:

	Estimated	Revised	Increase/(Decrease)
	Return of Capital %	Return of Capital %	In Return of Capital
TYG	94%	93%	$(3,266,424)
NTG	95%	95%	$(613,926)
TTP	66%	69%	$403,245
NDP	77%	80%	$158,988
TPZ	89%	89%	$16,301

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for corporations is 21%.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). TEAF intends to be treated and to qualify each year as a RIC under the IRC. As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

64	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2019, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2015 through 2018
NTG — November 30, 2012 through 2018
TTP, NDP and TPZ — November 30, 2015 through 2018

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2018 were characterized as follows:

	TYG		NTG		TTP		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	84%	100%	47%	100%	3%	100%	—	5%
Ordinary dividend income	—	—	—	—	—	—	—	39%
Return of capital	16%	—	53%	—	97%	—	100%	—
Long-term capital gain	—	—	—	—	—	—	—	56%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $6,953 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2019.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $21,176 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2019. Deferred costs (excluding underwriter commissions) were reflected during the period ended May 31, 2019 for Series P Notes ($23,187), Series Q Notes ($17,391), Series R Notes ($15,072) and MRP G Shares ($25,506) that were issued in October 2018.

TTP:
Deferred costs (excluding underwriter commissions) were reflected during the period ended May 31, 2019 for Series H Notes ($49,830) and MRP B Shares ($93,251) that were issued in December 2018.

There were no offering or debt issuance costs recorded during the period ended May 31, 2019, for NDP, TPZ or TEAF.

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP, NDP and TEAF seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

3. Concentration Risk
TYG, NTG, TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

66	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2019 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG — 0.95%.
TTP — 1.10%.
NDP — 1.10%.
TPZ — 0.95%.
TEAF — 1.35%, less a fee waiver of 0.25% for one year following March 29, 2019.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six-month period following the date of issuance. NTG has agreed to similarly waive fees related to the proceeds received from a rights offering that occurred during July 2018.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2019 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$—	$15,754,299
Capital loss carryforwards	—	1,706,402
AMT credit	—	1,413,172
Investment tax credit	9,086,598	—
Net unrealized loss on investment securities	—	—
	9,086,598	18,873,873
Deferred tax liabilities:
Basis reduction of investments	173,950,947	81,946,922
Net unrealized gains on investment securities	27,506,138	14,678,043
	201,457,085	96,624,965
Total net deferred tax liability	$192,370,487	$77,751,092

At May 31, 2019, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

During the period ending May 31, 2019, TYG received approximately $5,665,000 in Investment Tax Credits which can be used to offset current federal tax liability, if any. Any unused credits will be carried forward and available to use against a future tax liability.

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended May 31, 2019, as follows:

	TYG	NTG
Application of statutory income tax rate	$7,121,882	$6,894,582
State income taxes, net of federal tax effect	817,323	676,324
Permanent differences	723,517	591,581
Investment Tax Credit	(5,664,522)	—
Total income tax expense	$2,998,200	$8,162,487

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate.

For the period ended May 31, 2019, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$—	$(1,413,172)
State	190,240	—
	190,240	(1,413,172)
Deferred tax expense
Federal	2,518,888	8,720,246
State (net of federal tax effect)	289,072	855,413
Total deferred tax expense	2,807,960	9,575,659
Total income tax expense, net	$2,998,200	$8,162,487

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2018, TYG and NTG had net operating losses for federal income tax purposes of approximately $1,153,000 (from TYN) and $55,487,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2037 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

The amount of deferred tax asset for net operating loss and capital loss carryforward at May 31, 2019 includes amounts for the period December 1, 2018 through May 31, 2019. As of November 30, 2018, NTG had $2,826,344 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019 or 2020 and any remaining unused credit will be fully refundable in 2021. NTG is estimating an eligible refund in 2018 of approximately $1,400,000.

TTP, NDP, TPZ and TEAF:
It is the intention of TTP, NDP, TPZ and TEAF to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP	TPZ
Unrealized appreciation (depreciation)	$(37,410,381)		$(80,367,382)	$8,280,508
Capital loss carryforwards	(4,899,906)		(26,234,383)	—
Undistributed ordinary income	—		—	76,300
Other temporary differences	(303,857	)(1)	2	(13,629)
Accumulated earnings (deficit)	$(42,614,144)		$(106,601,763)	$8,343,179

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.

68	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2018, TTP and NDP had long-term capital loss carryforwards of approximately $4,900,000 and $26,234,000 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of May 31, 2019, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Tax cost of investments	$1,241,916,244	$1,071,301,005	$229,505,048	$205,028,195	$173,783,459	$302,246,265
Gross unrealized appreciation
of investments	$882,956,791	$445,707,830	$24,946,192	$701,235	$25,105,816	$1,729,321
Gross unrealized depreciation
of investments	(35,168,993)	(24,929,421)	(33,159,340)	(81,157,236)	(3,656,877)	(17,335,025)
Net unrealized appreciation
(depreciation) of investments	$847,787,798	$420,778,409	$(8,213,148)	$(80,456,001)	$21,448,939	$(15,605,704)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2019.

TYG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	$6,277,000	$5,236,960	0.4%
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	26,037,443	2.2
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-5/31/19	55,347,772	10,890,608	0.9
				$80,890,165	$42,165,011	3.5%

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	$3,763,000	$3,139,507	0.4%
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,848,405	14,661,768	1.6
				$14,611,405	$17,801,275	2.0%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	$2,877,000	$2,400,308	1.5%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,522,609	1.6
				$4,743,506	$4,922,917	3.1%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	$1,768,223	$2,389,777	2.7%

Tortoise	69

Notes to Financial Statements (unaudited) (continued)

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Antero Midstream Partners LP,
5.750%, 03/01/2027*	Corporate Bond	$2,000,000	04/05/19	$2,040,000	$2,015,000	1.5%
Ascent Resources Utica
Holdings, LLC,
10.000%, 04/01/2022*	Corporate Bond	$1,302,000	08/27/18	1,445,220	1,381,604	1.0
Ascent Resources Utica
Holdings, LLC,
7.000%, 11/01/2026*	Corporate Bond	$2,000,000	09/27/18	2,000,278	1,874,000	1.3
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$5,900,000	6/18/18-02/05/19	5,936,250	5,929,500	4.2
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,129,747	2.2
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,130,166	1.5
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,540,422	1.1
Hess Infrastructure Partners,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,196,600	4,284,800	3.1
Midcontinent Express
Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,010,292	1.4
NGPL PipeCo LLC,
4.875%, 08/15/2027*	Corporate Bond	$2,000,000	07/30/18	2,030,000	2,055,000	1.5
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,007,500	0.7
Rockies Express Pipeline LLC,
4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/12/19	3,002,670	2,978,052	2.1
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,181,818	09/17/12	1,273,409	1,201,029	0.9
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,029,100	2.2
Tallgrass Energy LP,
5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/06/19	3,261,250	3,233,750	2.3
SemGroup Corporation,
7.000%	Preferred Stock	2,120	01/19/18	2,120,000	1,768,736	1.3
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,424,734	2,016,412	1.4
				$41,650,516	$41,885,510	29.7%

TEAF:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Saturn Solar Bermuda 1 Ltd.	Construction Note	$2,995,000	05/24/19	$3,252,410	$3,008,629	1.2%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2019 is as follows:

TYG:
						5/31/19		Net Change
	11/30/18	Gross	Gross	Realized	Distributions	Share	5/31/19	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
TK NYS Solar Holdco, LLC	N/A	$4,109,367	$ —	$ —	$275,000	N/A	$10,890,608	$12,017,226

70	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

8. Investment Transactions

For the period ended May 31, 2019, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Purchases	$327,818,404	$216,511,876	$27,177,289	$158,611,124	$28,948,618	$308,596,824
Sales	$302,130,780	$215,582,057	$37,949,242	$194,059,187	$26,765,249	$5,693,799

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2019, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2019 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series CC	September 27, 2019	3.48%		Semi-Annual	$15,000,000	$15,104,067
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,234,353
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,630,880
Series LL	June 14, 2020	3.79	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,263,087
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,732,402
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,008,607
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,714,148
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,320,241
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,566,245
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,585,317
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,905,210
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,613,218
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,830,253
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,930,751
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,623,984
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,549,551
Series MM	June 14, 2025	3.84	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	31,149,496
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,592,423
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,977,030
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	25,993,266
					$380,000,000	$394,324,529

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from March 14, 2019 through June 13, 2019. The weighted-average interest rate for the period from December 1, 2018 through May 31, 2019 was 3.87%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from March 14, 2019 through June 13, 2019. The weighted-average interest rate for the period from December 1, 2018 through May 31, 2019 was 3.92%.

Tortoise	71

Notes to Financial Statements (unaudited) (continued)

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series K	September 9, 2019	3.90	%(1)	Quarterly	$35,000,000	$35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	115,406,655
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,653,988
Series L	April 17, 2021	4.04	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,089,873
Series P	October 16, 2023	3.79%		Semi-Annual	20,000,000	20,971,120
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	33,177,210
Series Q	October 16, 2025	3.97%		Semi-Annual	15,000,000	16,095,953
Series R	October 16, 2026	4.02%		Semi-Annual	13,000,000	14,081,019
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	26,526,118
					$312,000,000	$322,001,936

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 11, 2019 through June 9, 2019. The weighted-average rate for the period from December 1, 2018 through May 31, 2019 was 3.97%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from April 17, 2019 through July 16, 2019. The weighted-average rate for the period from December 1, 2018 through May 31, 2019 was 4.09%.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series F	December 12, 2020	3.01%		Semi-Annual	$6,000,000	$6,098,630
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,671,839
Series G	December 12, 2022	3.65	%(1)	Quarterly	6,000,000	6,000,000
Series H	December 13, 2024	3.97%		Semi-Annual	6,000,000	6,483,734
					$34,000,000	$35,254,203

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from March 12, 2018 to June 11, 2019. The weighted-average interest rate for the period from December 1, 2018 through May 31, 2019 was 3.72%.

On December 13, 2018, TTP issued $6,000,000 Series H Senior Notes which carry a fixed interest rate of 3.97% and mature on December 13, 2024.

TTP’s Series C Notes, with a notional amount of $6,000,000 and a fixed rate of 3.49%, matured and were paid in full on December 13, 2018.

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2019. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2019, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2019 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

72	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at May 31, 2019. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$87,957,046
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	85,807,696
			16,500,000	$165,000,000	$173,764,742

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 5,280,000 shares of MRP Stock outstanding at May 31, 2019. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$5,050,881
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	41,471,525
Series G	October 16, 2023	4.39%	880,000	22,000,000	23,043,900
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	41,118,455
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	26,272,045
			5,280,000	$132,000,000	$136,956,806

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at May 31, 2019. On December 13, 2018, TTP issued 640,000 Series B Mandatory Redeemable Preferred Shares (aggregate liquidation preference $16,000,000) which carry a fixed interest rate of 4.57% and a mandatory redemption date of December 13, 2024. On December 13, 2018 TTP redeemed 640,000 shares (aggregate liquidation preference $16,000,000) of MRP A Stock. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series B	December 13, 2024	4.57%	640,000	$16,000,000	$17,109,727

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	73

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2018 through May 31, 2019 as well as the principal balance and interest rate in effect at May 31, 2019 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ	TEAF
Lending syndicate		The Bank	Bank of America,	The Bank	The Bank	The Bank	The Bank
agent	U.S. Bank, N.A.	of Nova Scotia	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	Margin loan
Type of facility	facility	facility	facility	facility	facility	facility	facility
Borrowing
capacity	$130,000,000	$90,000,000	$120,000,000	$35,000,000	$80,000,000	$60,000,000	$45,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2020	June 12, 2019	evergreen	evergreen	evergreen	N/A
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)	0.20%(6)

For the period ended May 31, 2019:
Average principal
balance	$59,600,000	$61,600,000	$68,500,000	$12,500,000	$41,300,000	$54,200,000(7)	$24,600,000
Average
interest rate	3.68%	3.68%	3.68%	3.60%	3.28%	3.27%(7)	3.26%

As of May 31, 2019:
Principal balance
outstanding	$75,700,000	$63,000,000	$83,300,000	$13,100,000	$34,600,000	$56,600,000(7)	$31,500,000
Interest rate	3.63%	3.63%	3.63%	3.56%	3.23%	3.13%(7)	3.23%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $60,000,000 and 0.15% when the outstanding balance is at least $60,000,000, but below $84,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $84,000,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(6)	Non-usage fee is waived if the outstanding balance on the facility is at least $31,500,000.
(7)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the period from December 1, 2018 through May 31, 2019 and include $15,000,000 of the outstanding principal balance that has a fixed rate of 3.03% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.04% through June 30, 2024.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2019, each Fund was in compliance with credit facility terms.

74	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Forward Currency Contracts
TEAF invests in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2018 through May 31, 2019 was $10,000,000 and $9,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at May 31, 2019:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$32,774	$(399)	$32,375	$—	$—	$32,375

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$124,941	$—	$124,941	$—	$—	$124,941
TPZ: Interest Rate Swap Contracts	$399	$(399)	$—	$—	$—	$—

Tortoise	75

Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP, NDP and TEAF for the period from December 1, 2018 through May 31, 2019 are as follows:

	TYG		NTG		TTP
	Number of		Number of		Number of
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2018	39,884	$493,575	28,299	$350,544	5,539	$512,777
Options written	79,591	1,661,276	70,029	1,465,844	37,022	2,074,676
Options closed*	(3,689)	(145,518)	(4,538)	(130,690)	(32,432)	(2,044,120)
Options exercised	(5,175)	(240,124)	(3,108)	(86,645)	(2,708)	(154,100)
Options expired	(99,696)	(1,509,213)	(74,813)	(1,225,506)	(934)	(26,647)
Options outstanding at May 31, 2019	10,915	$259,996	15,869	$373,547	6,487	$362,586

	NDP		TEAF
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2018	41,406	$2,406,989	—	$—
Options written	368,351	10,115,506	51,746	1,248,818
Options closed*	(271,115)	(8,574,069)	(31,475)	(728,488)
Options exercised	(39,668)	(1,558,446)	(43)	(815)
Options expired	(35,614)	(724,331)	(2,193)	(45,125)
Options outstanding at May 31, 2019	63,360	$1,665,649	18,035	$474,390

*	The aggregate cost of closing written option contracts was $10,362 for TYG, $11,270 for NTG, $2,120,551 for TTP, $8,751,529 for NDP, and $207,249 for TEAF, resulting in net realized gain (loss) of $135,157, $119,420, $(76,431), $(177,461) and $521,239 for TYG, NTG, TTP, NDP and TEAF, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2019:

	Assets/(Liabilities)
Derivatives not accounted for
as hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$(124,941)
TYG: Written equity call options	Options written, at fair value	$(178,738)
NTG: Written equity call options	Options written, at fair value	$(257,093)
TTP: Written equity call options	Options written, at fair value	$(35,754)
NDP: Written equity call options	Options written, at fair value	$(205,291)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$32,375
TEAF: Forward currency contracts	Forward currency contracts	$293,000
TEAF: Written equity call options	Options written, at fair value	$(128,851)

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2019:

			Net Unrealized
		Net Realized	Appreciation
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	(Depreciation)
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$3,230	$(233,824)
TYG: Written equity call options	Options	$1,644,369	$509,525
NTG: Written equity call options	Options	$1,344,927	$419,372
TTP: Written equity call options	Options	$(49,784)	$13,837
NDP: Written equity call options	Options	$546,870	$(111,624)
TPZ: Interest rate swap contracts	Interest rate swaps	$47,651	$(96,255)
TEAF: Forward foreign exchange contracts	Forward currency contracts	$—	$293,000
TEAF: Written equity call options	Options	$566,365	$345,539

76	Tortoise

2019 2nd Quarter Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

13. Basis For Consolidation

As of May 31, 2019, TYG has committed a total of $54,572,772 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and May 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of May 31, 2019, TEAF has provided $3,252,410 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 6%. As of May 31, 2019, $2,995,000 of the construction note had been funded.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

14. Subsequent Events

TYG:
On June 12, 2019, TYG entered into an amendment to its credit facility with U.S. Bank, N.A. that extends the credit facility through June 12, 2021. The terms of the amendment provide for an unsecured revolving credit facility of $130,000,000. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.10 percent and unused portions of the credit facility will accrue a non-usage fee of 0.25 percent when the outstanding balance is below $65,000,000 and 0.15 percent when the balance is at least $65,000,000, but below $91,000,000. The non-usage fee is waived if the outstanding balance is at least $91,000,000.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
On June 12, 2019, NTG entered into an amendment to its credit facility with U.S. Bank, N.A. that extends the credit facility through June 12, 2021. The terms of the amendment provide for an unsecured revolving credit facility of $120,000,000. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.10 percent and unused portions of the credit facility will accrue a non-usage fee of 0.25 percent when the outstanding balance is below $60,000,000 and 0.15 percent when the balance is at least $60,000,000, but below $84,000,000. The non-usage fee is waived if the outstanding balance is at least $84,000,000.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On June 28, 2019, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $12,023.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:
On June 28, 2019, TEAF paid a distribution in the amount of $0.1085 per common share, for a total of $1,463,787. Of this total, the dividend reinvestment amounted to $61,196.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	77

Additional Information (unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders for each Fund was held on May 20, 2019. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1. To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

	TYG	NTG	TTP	NDP	TPZ
Alexandra A. Herger
Affirmative	59,225,582	58,533,446	9,303,711	13,166,294	6,049,612
Withheld	692,462	1,586,808	273,106	232,256	154,515
TOTAL	59,918,044	60,120,254	9,576,817	13,398,550	6,204,127

	TYG	NTG	TTP	NDP	TPZ
H. Kevin Birzer*
Affirmative	16,500,000	4,280,000	640,000	13,147,059	6,043,410
Withheld	0	0	0	251,491	160,717
TOTAL	16,500,000	4,280,000	640,000	13,398,550	6,204,127

*For each of TYG, NTG and TTP only preferred stockholders are entitled to vote on this director.

Conrad S. Ciccotello continued as a director with a term expiring on the date of the 2020 annual meeting of stockholders. Each of Rand C. Berney and Jennifer Paquette continued as a director with a term expiring on the date of the 2021 annual meeting of stockholders.

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2019.

	TYG	NTG	TTP	NDP	TPZ
Affirmative	59,374,259	59,312,305	9,365,416	13,109,247	6,087,527
Against	407,638	672,432	163,699	175,934	51,362
Abstain	136,147	135,517	47,702	113,369	65,238
TOTAL	59,918,044	60,120,254	9,576,817	13,398,550	6,204,127

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2018 through May 31, 2019, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ	TEAF
$ 90,100	$ 78,400	$ 60,000	$ 58,000	$ 57,500	$ 12,000

The Funds did not pay any special compensation to any of its directors or officers.

78	Tortoise

2019 2nd Quarter Report | May 31, 2019

Additional Information (unaudited) (continued)

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2018 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). Each Fund’s Form N-Q and Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	79

Additional Information (unaudited) (continued)

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement

At an in-person meeting held on November 5, 2018, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Directors”) of the Board of Directors (the “Board”) of Tortoise Essential Assets Income Term Fund (the “Fund”) received extensive data and information from Tortoise Capital Advisors, L.L.C. (the “Adviser”) concerning the Fund and the services to be provided to it by the Adviser and Tortoise Credit Strategies, LLC (the “Sub-Adviser” or “TCS”) under the investment advisory agreement (the “Investment Advisory Agreement”) and the investment sub-advisory agreement (the “TCS Investment Sub-Advisory Agreement”), including information regarding the fees payable by other funds for similar services. The Independent Directors discussed with their independent counsel the Independent Directors’ responsibilities in evaluating the Investment Advisory Agreement for an initial two-year period.

In connection with their deliberations regarding the proposed approval of the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement for the Fund, the Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (2) the investment performance of the Fund and the Adviser and Sub-Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser and Sub-Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

The Board considered information regarding the history, qualification and background of the Adviser and Sub-Adviser and the individuals primarily responsible for the portfolio management of the Fund. In addition, the Board reviewed the quality of the Adviser’s and Sub-Adviser’s services to be provided with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that the Adviser and Sub-Adviser will be responsible for providing to or providing for the Fund; the unique and complex nature of the Fund’s investment program in the registered fund space; and conditions that might affect the Adviser’s and Sub-Adviser’s ability to provide high-quality services to the Fund in the future under the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement, respectively, including the Adviser’s and Sub-Adviser’s financial condition and operational stability. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board, including the Independent Directors, concluded that the Adviser and Sub-Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement, respectively, and that the nature and the quality of such advisory services supported the approval of the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement.

In assessing the reasonableness of the Fund’s proposed fees under the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement, the Board considered, among other information, the Fund’s management fee as a percentage of total managed assets and its estimated total expense ratio (calculated as a percentage of net assets and excluding interest expense, and before the application of expense limitation) to those of comparable funds. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as a defined term fund, thus making it difficult to identify appropriate peer groups for the Fund.

The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds to the proposed management fee of the Fund. The Independent Directors noted that the proposed management fee paid by the Fund is higher than the management fees paid by the other Tortoise funds, but were advised by the Adviser that there are additional portfolio management challenges in managing a multi-strategy defined term fund such as the Fund.

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Independent Directors also reviewed information received from the Adviser and Sub-Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Fund, including the Fund’s Code of Ethics.

The Independent Directors also considered estimated profitability analyses provided by the Adviser for the Fund’s first two years of operation, which included, among other information, the Adviser’s estimated pre-distribution advisory profit margin for the Fund based on various assumptions. The Independent Directors reviewed the methodology used to prepare this financial information. Based on the profitability analyses provided by the Adviser, the Independent Directors determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

80	Tortoise

2019 2nd Quarter Report | May 31, 2019

Additional Information (unaudited) (continued)

The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

Additionally, the Board considered so-called “fall-out benefits” to the Adviser, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services, if any, the Adviser may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

The Board also took into account the entrepreneurial and business risk the Adviser has undertaken as investment adviser of the Fund.

After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement and based on information provided and related representations made by the Adviser and Sub-Adviser, that they were satisfied that fees payable under the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively, as the case may be, and that, based on the information provided by the Adviser and Sub-Adviser and taking into account the various assumptions made, the profitability of the Adviser did not appear to be excessive under the Advisory Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approvals of the Investment Advisory Agreement and TCS Investment Sub-Advisory Agreement were in the interest of the Fund and its prospective stockholders and should be approved for initial two-year periods commencing upon execution.

Approval of Investment Sub-Advisory Agreements

At an in-person board meeting held on January 18, 2019, the Independent Directors of the Board of the Fund received data and information from the Adviser with respect to the services to be provided to the Fund by Tortoise Advisors UK Limited (“Tortoise UK”) under the investment sub-advisory agreement (the “Tortoise UK Investment Sub-Advisory Agreement”), between the Adviser and Tortoise UK, including information regarding fees. The Board, including the Independent Directors, also considered the proposed revision of the fee to TCS presented at the January 18, 2019 Board meeting. The Board, including the Independent Directors, noted that the fee to each of TCS and Tortoise UK would be paid by the Advisor, not the Fund. Before the Independent Directors voted on approval of Tortoise UK Investment Sub-Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreement and related information.

In connection with their deliberations regarding the proposed approval of the Tortoise UK Investment Sub-Advisory Agreement, the Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board considered the history, qualification and background of Tortoise UK and the individuals primarily responsible for the portfolio management of the Fund. The Board considered the affiliated relationship of the Adviser to Tortoise UK, and the in-depth knowledge of the Adviser of Tortoise UK’s operations, and the oversight of Tortoise UK by the Adviser. Additionally, the Board considered so-called “fall-out benefits” to Tortoise UK, such as increased name recognition derived from serving as investment sub-adviser to the Fund.

The Independent Directors also reviewed information received from the Adviser’s CCO and the CCO of Tortoise UK regarding Tortoise UK’s compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the Tortoise UK Investment Sub-Advisory Agreement was in the interest of the Fund and its prospective stockholders and should be approved for an initial two-year period commencing upon execution. Further, after consideration of such information as the Board, including the Independent Directors, deemed appropriate, the Board, and separately, all of the Independent Directors, approved the TCS Investment Sub-Advisory Agreement between the Advisor and TCS with the revised fee schedule.

Tortoise	81

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise Essential Assets Income Term Fund

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/18-12/31/18
Month #2	0	0	0	0
1/1/19-1/31/19
Month #3	0	0	0	0
2/1/19-2/28/19
Month #4	0	0	0	0
3/1/19-3/31/19
Month #5	0	0	0	0
4/1/19-4/30/19
Month #6	0	0	0	0
5/1/19-5/31/19
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date August 2, 2019